UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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United America Indemnity, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED AMERICA INDEMNITY, LTD.
Walker House, 87 Mary Street
P.O. Box 908GT
George Town, Grand Cayman
Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
MAY 25, 2006

TIME	9:00 a.m., local time, on Thursday, May 25, 2006.

PLACE	The Burnaby Building, 16 Burnaby Street, Hamilton, Bermuda

ITEMS OF BUSINESS	(1) To elect seven directors of United America Indemnity, Ltd. to hold office as specified in the Proxy Statement.

(2) To approve an amendment to our Share Incentive Plan.

(3) To approve an amendment to our Amended and Restated Annual Incentive Awards Program.

(4) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm (“independent auditor”) for 2006 and to authorize our Board of Directors acting by its Audit Committee to set the fees for PricewaterhouseCoopers LLP.

(5) To act on various matters concerning certain of our non-U.S. subsidiaries.

(6) To transact such other business as may properly be brought before the Annual General Meeting or any adjournment or postponement thereof.

RECORD DATE	Our Board of Directors has fixed the close of business on April 3, 2006 as the record date for the Annual General Meeting. All shareholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual General Meeting or any adjournment or postponement thereof.

IMPORTANT	It is important that your shares be voted at the Annual General Meeting. Please MARK, SIGN, DATE, and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Annual General Meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the Proxy Statement.

By Order of the Board of Directors

Garland Pezzuolo
General Counsel
April 10, 2006

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UNITED AMERICA INDEMNITY, LTD.
Walker House, 87 Mary Street
P.O. Box 908GT
George Town, Grand Cayman
Cayman Islands
www.uai.ky

PROXY STATEMENT

April 10, 2006
      The Annual General Meeting of Shareholders of United America Indemnity, Ltd. will be held at 16 Burnaby Street, Hamilton, Bermuda, at 9:00 a.m., local time, on Thursday, May 25, 2006. We are mailing this Proxy Statement on or about April 10, 2006 to each holder of our issued and outstanding Class A common shares and Class B common shares entitled to vote at the Annual General Meeting in order to furnish information relating to the business to be transacted at the meeting. We have mailed our Annual Report to Shareholders for the fiscal year ended December 31, 2005 with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.
      Our Board of Directors has fixed the close of business on April 3, 2006 as the record date for the Annual General Meeting. All shareholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual General Meeting and any adjournment or postponement thereof. On the record date, 24,154,462 Class A common shares and 12,687,500 Class B common shares were outstanding.
VOTING AND REVOCABILITY OF PROXIES
      It is important that your shares be voted at the Annual General Meeting. Please MARK, SIGN, DATE, and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Annual General Meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described below. The envelope is addressed to our transfer agent and requires no postage. If you receive more than one proxy card — because you have multiple accounts — you should sign and return all proxies received to be sure all of your shares are voted.
      On each matter voted on at the Annual General Meeting and any adjournment or postponement thereof, each record holder of Class A common shares will be entitled to one vote per share and each record holder of Class B common shares will be entitled to ten votes per share. The holders of Class A common shares and the holders of Class B common shares will vote together as a single class.
      The required quorum for the Annual General Meeting consists of one or more shareholders present in person or by proxy and entitled to vote that hold in the aggregate at least a majority of the votes entitled to be cast at the Annual General Meeting. Our directors are elected by a plurality of the votes cast by the shareholders present in person or by proxy at the Annual General Meeting and entitled to vote; provided that if a majority of the votes cast at the Annual General Meeting are cast against any director, that director will not be elected. Approval of Proposals Two, Three and Four require the affirmative vote of a simple majority of the votes cast by the shareholders present in person or by proxy at the Annual General Meeting and entitled to vote. With respect to the proposals concerning certain of our non-U.S. subsidiaries, our Board of Directors will cause our corporate representative or proxy to vote the shares of these subsidiaries, Wind River

Insurance Company (Barbados) Ltd., Wind River Insurance Company, Ltd., and Wind River Services, Ltd., in the same proportion as the votes received at the Annual General Meeting from our shareholders on these proposals.
      If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count in determining whether a quorum is present. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not affect the outcome of any vote.
      You may vote your shares at the Annual General Meeting in person or by proxy. All valid proxies received before the Annual General Meeting will be voted according to their terms. If you complete your proxy properly, but do not provide instructions as to how to vote your shares, your proxy will be voted as follows:

•	“FOR” the election of all nominees for director of United America Indemnity, Ltd. named herein.

•	“FOR” the approval of the amendment to our Share Incentive Plan.

•	“FOR” the approval of the amendment to our Amended and Restated Annual Incentive Awards Program.

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2006 and the authorization of our Board of Directors acting by its Audit Committee to set the fees for PricewaterhouseCoopers LLP.

•	“FOR” each of the various matters concerning certain of our non-U.S. subsidiaries, including the election of all nominees for director named herein of Wind River Insurance Company (Barbados) Ltd., Wind River Insurance Company, Ltd., and Wind River Services, Ltd.
      Except as discussed under “Proposal Five — Various Matters Concerning Certain of Our Non-U.S. Subsidiaries,” if any other business is brought before the Annual General Meeting, proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual General Meeting by (1) filing with our General Counsel an instrument revoking it or a duly executed proxy bearing a later date, or (2) by attending the Annual General Meeting and giving notice of revocation. Attendance at the Annual General Meeting, by itself, will not constitute revocation of a proxy.
      We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain of our directors, officers, and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy is solicited by and on behalf of our Board of Directors.

PROPOSAL ONE — ELECTION OF OUR DIRECTORS
      Our amended and restated articles of association provide that the size of our Board of Directors shall be determined from time to time by our Board of Directors, but unless such number is so fixed, our Board of Directors will consist of eleven directors. Our Board of Directors has fixed the size of our Board of Directors at seven directors effective following the Annual General Meeting and has nominated seven persons for election as directors whose terms will expire at the 2007 Annual General Meeting of Shareholders, or when their successors are duly elected and qualified. If any of the nominees becomes unable to or declines to serve as a director, the persons named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes as the Board of Directors may nominate.
Nominees for Director
      Set forth below is biographical information concerning the persons nominated for election as directors of United America Indemnity, Ltd.:
      Saul A. Fox, 52, has served as a director on our Board of Directors since August 2003, as our Chairman since September 2003, and as Chief Executive of Fox Paine & Company since he co-founded Fox Paine & Company in 1997. Prior to founding Fox Paine & Company, Mr. Fox was general partner with Kohlberg, Kravis & Roberts & Co. During his thirteen years with Kohlberg, Kravis & Roberts & Co., Mr. Fox led a focused investment effort in the global insurance and reinsurance sectors. This effort included the 1992 acquisition of American Reinsurance Corp. and the 1995 acquisition of Canadian General Insurance Company. Mr. Fox was Chairman of the Executive Committee of the Board of Directors for both companies. Prior to joining Kohlberg, Kravis & Roberts & Co., Mr. Fox was an attorney specializing in tax, business law, and mergers and acquisitions, and participated significantly in law firm management at Latham & Watkins LLP, an international law firm headquartered in Los Angeles, California. Mr. Fox received a B.S. in Communications from Temple University in 1975 (summa cum laude) and a J.D. from the University of Pennsylvania School of Law in 1978 (cum laude). Mr. Fox is a director of Alaska Communications Systems Holdings, Inc. and a member of the Board of Overseers, University of Pennsylvania Law School. Mr. Fox was nominated for election as a director by Fox Paine & Company pursuant to its rights under the Amended and Restated Shareholders Agreement dated as of December 15, 2003, as further amended by Amendment No. 1 to the Amended and Restated Shareholders Agreement dated as of April 10, 2006, among United National Group, Ltd. (now United America Indemnity, Ltd.), Fox Paine & Company and the Ball family trusts (the “Shareholders Agreement”).
      Troy W. Thacker, 33, has served as a director on our Board of Directors since August 2003, as our Vice Chairman since December 2003 and as a Managing Director at Fox Paine & Company since 2004. Mr. Thacker served as a Director of Fox Paine & Company from 2003 to 2004 and as a Vice President of Fox Paine & Company from 2001 to 2002. Prior to joining Fox Paine & Company, Mr. Thacker was an investment professional at Gryphon Investors, Inc., a San Francisco, California based private equity firm, which he joined after receiving his M.B.A. from Harvard Business School in 2000. From 1997 through 1998, Mr. Thacker was employed by SCF Partners, a private equity firm, and from 1995 through 1997, Mr. Thacker was an analyst at Morgan Stanley & Co. Mr. Thacker received a B.S. in Chemical Engineering from Rice University in 1995. Mr. Thacker was nominated for election as a director by Fox Paine & Company pursuant to its rights under the Shareholders Agreement.
      John J. Hendrickson, 45, has served as a director on our Board of Directors since December 2003. Mr. Hendrickson is a Managing Partner with SFRi, LLC. SFRi, LLC is an independent investment and advisory firm specializing in insurance and related sectors. Mr. Hendrickson was a Managing Director with Fox-Pitt, Kelton Inc., the investment banking subsidiary of Swiss Re, from 2003 through 2004. From 1995 to 2003, he held various positions within Swiss Re including head of Swiss Re’s merchant banking division from 1998 to 2003, during which period he was a member of the Executive Board of Swiss Re, and founding partner of Securitas Capital, the private equity unit of Swiss Re, from 1995 to 1998. From 1985 to 1995, Mr. Hendrickson held various positions within the investment banking division at Smith Barney. Mr. Hendrickson has also been a director of Validus Reinsurance Ltd., a recently formed catastrophe reinsurer based in Bermuda, since December 2005. He serves as Trustee of the San Francisco Opera, and is a member of the Board of Overseers of St. John’s University School of Risk Management. Mr. Hendrickson received a B.A. in History from Stanford University in 1982 and an M.S. in Industrial Engineering from Stanford University in 1983. Mr. Hendrickson was nominated for election as a director by Fox Paine & Company pursuant to its rights under the Shareholders Agreement.
      Edward J. Noonan, 47, has served as a director on our Board of Directors since December 2003 and as Chairman and Chief Executive Officer of Validus Reinsurance Ltd., a recently formed catastrophe reinsurer based in Bermuda, since December 2005. Mr. Noonan also served as our Acting Chief Executive Officer and President from February 2005 to October 2005 and September 2005 to October 2005, respectively. Mr. Noonan retired from American Re-Insurance Corporation in 2002. Mr. Noonan worked with American Re-Insurance from 1983 until March 2002. He served as President and Chief Executive Officer of that company from March 1997 through March 2002. Mr. Noonan also served as Chairman of Inter-Ocean Reinsurance Holdings of Hamilton, Bermuda from 1997 to 2002. Prior to joining American Re-Insurance, Mr. Noonan worked at Swiss Reinsurance from 1979 to 1983. Mr. Noonan received a B.S. in Finance from St. John’s University in 1979 (cum laude). Mr. Noonan is a director of the St. Mary Medical Center Foundation and is also a director of Central Mutual Insurance Company and All American Insurance Company, property and casualty insurance companies based in Ohio. Mr. Noonan was nominated for election as a director by Fox Paine & Company pursuant to its rights under the Shareholders Agreement.
      Dr. Kenneth J. Singleton, 54, has served as a director on our Board of Directors since April 2004 and as the Senior Associate Dean for Academic Affairs since June 2005 and the Adams Distinguished Professor of Management since May 2004 at the Graduate School of Business, Stanford University. Dr. Singleton was the C.O.G. Miller Distinguished Professor of Finance at the Graduate School of Business, Stanford University from July 1987 to April 2004. His professional awards include the Smith-Breeden Distinguished Paper Prize from the Journal of Finance, the Frisch Prize from the Econometric Society, and the Irving Fisher Dissertation Award. He was named fellow of the Econometric Society in 1988 and of the Journal of Econometrics in 1998, and has been a research associate at the National Bureau of Economic Research since 1982. Dr. Singleton received his bachelor’s degree from Reed College in 1973, and his master’s degree and doctorate in economics from the University of Wisconsin in 1977.
      Stephen A. Cozen, 66, has served as a director on our Board of Directors since May 2004. Mr. Cozen is the founder and has been Chairman of Cozen O’Connor, a Philadelphia-based law firm specializing in insurance related and commercial litigation, since 1970. Mr. Cozen is a Fellow in the American College of Trial Lawyers and was formerly an officer and director of the Federation of Defense and Corporate Counsel. Mr. Cozen serves on numerous education and philanthropic boards, including the Kimmel Center for Performing Arts in Philadelphia, the Federation of Jewish Agencies, the National Museum of American Jewish History, the University of Pennsylvania’s Institute for Law and Economics and its Law School’s Board of Overseers. In 2002, he was elected to the reconstituted Board of Directors for the Shoah Foundation and was awarded the Anti-Defamation League’s (ADL) highest honor, The 25th Annual Americanism Award. Mr. Cozen is also a director of Assured Guaranty Ltd., a financial guarantee insurer headquartered in Bermuda. Mr. Cozen was nominated for election as a director by Fox Paine & Company pursuant to its rights under the Shareholders Agreement.
      Richard L. Duszak, CPA, 64, has served as a director on our Board of Directors since April 2005. Mr. Duszak retired from full-time employment as an audit partner in January 2000 after more than 36 years with the public accounting firm of KPMG LLP. He currently chairs The CEO Group, an organization of chief executive officers that functions as an advisory board. From March 2004 until October 2005, Mr. Duszak was the Chief Financial Officer of Pine Environmental Services, Inc., a privately-owned company that rents and sells environmental monitoring, sampling and safety equipment, and assisted the company in its sale to another privately-owned company. From 2003 to January 2005, Mr. Duszak was a director of Penn-America Group, Inc. He was also a member of Penn-America Group, Inc.’s Audit and Compensation Committees and the Chairman of the Nominating and Governance Committee.

Board and Board Committee Information

Meetings and Independence Requirements
      Our Board of Directors held four meetings in 2005 and took actions by unanimous written consent, as needed. In 2005, W. Dexter Paine attended fewer than 75% of the aggregate of (1) the total number of meetings of our Board of Directors and (2) the total number of meetings held by the Compensation Committee of our Board of Directors.
      The Annual General Meeting will be our third annual general meeting of shareholders. We encourage our directors to attend annual general meetings of our shareholders. Five directors attended our 2005 Annual General Meeting.
      United America Indemnity, Ltd. is a “controlled company” as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of our voting power is held by Fox Paine & Company. See “Principal Shareholders and Security Ownership of Management.” Therefore, we are exempt from the requirements of Rule 4350(c) with respect to (1) having a majority of independent directors on our Board, (2) having the compensation of our executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors, and (3) having nominees for director selected or recommended for selection by either a majority of independent directors or a nominating committee composed solely of independent directors.

Board Committees
      Our Board of Directors has established the following committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating and Governance Committee, (4) the Executive Committee, (5) the Operating Committee and (6) the Section 162(m) Committee. Our Compensation Committee previously had two subcommittees: the Leadership Development and Compensation Subcommittee and the Section 162(m) Subcommittee. The Leadership Development and Compensation Subcommittee was disbanded in May 2005. In February 2006, our Board of Directors established the Section 162(m) Committee to replace the Section 162(m) Subcommittee.

Audit Committee
      The Audit Committee held four meetings in 2005 and took actions by unanimous written consent or otherwise, as needed. From April 1, 2004 through February 7, 2005, the Audit Committee was comprised of three independent members, Edward J. Noonan, John J. Hendrickson and Dr. Kenneth J. Singleton, in compliance with NASDAQ Marketplace Rule 4350(d)(2). Effective February 7, 2005, Mr. Noonan was appointed as our acting Chief Executive Officer and resigned as a member and Chair of the Audit Committee. Richard L. Duszak was appointed to the Audit Committee effective April 1, 2005. With the appointment of Mr. Duszak, the Audit Committee is in compliance with NASDAQ Marketplace Rule 4350(d)(2). Mr. Hendrickson is the Chair of the Audit Committee.
      Our Board of Directors has determined that Messrs. Hendrickson, Singleton, and Duszak each qualify as “independent directors” as that term is defined in the NASDAQ Marketplace Rules and the rules of the Securities and Exchange Commission. Our Board of Directors has also determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ Marketplace Rules and that Mr. Hendrickson qualifies as the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.
      The principal duties of the Audit Committee are to oversee our accounting and financial reporting processes and the audit of our financial statements, to select and retain our independent auditor, to review with management and the independent auditor our annual financial statements and related footnotes, to review our internal audit activities, to review with the independent auditor the planned scope and results of the annual audit and its reports and recommendations, and to review with the independent auditor matters relating to our system of internal controls.
      A copy of our Audit Committee Charter is available on our website at www.uai.ky.

Compensation Committee; Section 162(m) Committee
      The Compensation Committee held two meetings in 2005 and took actions by unanimous written consent or otherwise, as needed. Prior to May 2005, the Compensation Committee was comprised of all of the members of our Board of Directors. Effective May 2005, the Compensation Committee was comprised of Saul A. Fox, Stephen A. Cozen, W. Dexter Paine, Troy W. Thacker and Dr. M. Moshe Porat. The Compensation Committee Chair is Stephen A. Cozen. Following the Annual General Meeting, it is anticipated that the Compensation Committee will be comprised of Saul A. Fox, Stephen A. Cozen and Troy W. Thacker.
      The principal duties of the Compensation Committee are to annually review and determine the compensation of our executive officers, approve employment contracts and related agreements, approve any cash incentives and deferred compensation for executive officers, approve any compensation programs and any grants involving the use of our stock and other equity securities, and otherwise administer any equity-based compensation plans.
      The Leadership Development and Compensation Subcommittee of the Compensation Committee was comprised of Saul A. Fox, Troy W. Thacker, and Russell C. Ball, III. The Leadership Development and Compensation Subcommittee held no meetings in 2005 and was disbanded in May 2005. The duties previously delegated to the Leadership Development and Compensation Subcommittee by the Compensation Committee have been assumed by the Compensation Committee.
      The Section 162(m) Committee is responsible for addressing compensation matters that have implications under Section 162(m) of the United States Internal Revenue Code. The members of the Section 162(m) Committee are John J. Hendrickson, Dr. Kenneth J. Singleton and Richard L. Duszak. The Board of Directors has determined that Messrs. Hendrickson, Singleton and Duszak are each “outside directors,” as that term is defined in Section 162(m) of the United States Internal Revenue Code. In 2005, the duties of the Section 162(m) Committee were performed by the Section 162(m) Subcommittee of the Compensation Committee. The Section 162(m) Subcommittee held two meetings in 2005. When the Section 162(m) Subcommittee was constituted in 2005, it was initially comprised of Stephen A. Cozen, John J. Hendrickson and Dr. Kenneth J. Singleton and was later comprised of Stephen A. Cozen and Dr. M. Moshe Porat. In February 2006, our Board of Directors established the Section 162(m) Committee to replace the Section 162(m) Subcommittee.
      A copy of our Compensation Committee Charter is available on our website at www.uai.ky.

Nominating and Governance Committee
      The Nominating and Governance Committee held one meeting in 2005 and took actions as necessary. The Nominating and Governance Committee is comprised of Saul A. Fox, Troy W. Thacker, and John J. Hendrickson. The principal duties of the Nominating and Governance Committee are to recommend to the Board nominees for directors and directors for Board committee membership, to develop and recommend to the Board a set of corporate governance policies for United America Indemnity, Ltd., to establish criteria for recommending new directors, and to identify, screen, and recruit new directors.
      A copy of our Nominating and Governance Committee Charter is available on our website at www.uai.ky.

Executive Committee
      The Executive Committee is comprised of Saul A. Fox and Troy W. Thacker. The Executive Committee did not hold any meetings in 2005, but took actions by unanimous written consent or otherwise, as needed. The Executive Committee has the authority between meetings of the full Board of Directors to exercise the powers of the Board of Directors, other than those reserved for the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Operating Committee, or the full Board of Directors.

Operating Committee
      The Operating Committee is currently comprised of Saul A. Fox, Troy W. Thacker, and Edward J. Noonan. The Operating Committee held no meetings in 2005, but took actions as needed. The purpose of the Operating Committee is to oversee a number of policies relating to the day-to-day operations of our operating subsidiaries, including our underwriting policies (including approving exceptions to our underwriting policies), our reinsurance and risk management processes, and our investment guidelines.

Shareholder Nominations to our Board of Directors and Other Communications
      The Board of Directors considers the recommendations of the Nominating and Governance Committee with respect to the nominations of directors, but otherwise retains authority over the identification of such nominees. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding director nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to assess the candidates’ qualifications, along with confirmation of the candidates’ consent to serve as a director if elected. Candidates for our Board of Directors are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. Recommendations for director nominees should be sent to the Nominating and Governance Committee c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands or e-mailed to info@uai.ky. The written recommendation should be submitted in the time frame described under the caption “Shareholder Proposals” below.
      Our Board of Directors also has implemented a process whereby shareholders may send communications directly to its attention. Any shareholders desiring to communicate with our Board of Directors, or one or more specific members of our Board, should communicate in a writing addressed to the specified addressees c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands or in an e-mail to info@uai.ky.

Director Compensation

From August 2004 to June 2005
      Directors who were not receiving compensation as officers or employees of United America Indemnity or any of its subsidiaries (each, a “Non-Employee Director”) were eligible to earn an annual retainer, 37.5% of which was payable in cash and 62.5% of which was payable in a whole number of restricted Class A common shares of the Company (“Shares”) produced by dividing the product of the retainer and 62.5% by the last quoted sale price of the Shares on the NASDAQ National Market on the date of payment, conditioned on service through the relevant service date. The amount of the retainer was: (1) $60,000 for Non-Employee Directors who chaired either the Audit Committee or the Compensation Committee; (2) $45,000 for Non-Employee Directors who served on the Audit Committee in a capacity other than Chairperson of such Committee; and (3) $30,000 for all other Non-Employee Directors (the “Annual Retainer”). In addition to the Annual Retainer, all Non-Employee Directors received (a) $2,500 in cash for each Board of Directors (“Board”) meeting attended and each meeting of any committee of the Board attended in person; and (b) $1,000 in cash for each Board meeting and each meeting of any committee of the Board attended by telephonic means. Any fees payable to the Non-Employee Directors in restricted Shares were issued under our Share Incentive Plan and vested monthly over a three-year period and any unvested shares were forfeited if the Non-Employee Director’s services are terminated for any reason.
      A Non-Employee Director could elect to have payment of all or part of the fees payable to him or her deferred until the Non-Employee Director ceased to be a director. The Non-Employee Director could elect to allocate the deferred fees otherwise payable in cash into either: (1) an interest-bearing cash deferral account or (2) units (the “Units”) designed to track the value of Shares, including any dividends on the Shares. All fees that would have been payable in restricted Shares must be deferred into Units. All amounts deferred by a Non-Employee Director vested monthly over three years. A Non-Employee Director could elect to receive payment of the vested portion of any deferred fees upon ceasing to be a director in either a lump sum or in annual installments for five years. The payment with respect to any vested Units credited to a Non-Employee Director’s account would have been made in cash.
      All members of the Board were reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees.

Effective July 1, 2005
      The amount of the Annual Retainer Non-Employee Directors are eligible to receive was revised as follows: (1) $40,000 for all Non-Employee Directors; (2) an additional $20,000 for Non-Employee Directors who serve on the Audit Committee in a capacity other than Chairperson of such Committee; (3) an additional $30,000 for the Non-Employee Director who chairs the Compensation Committee; and (4) and additional $40,000 for the Non-Employee Director who chairs the Audit Committee. All Non-Employee Directors shall continue to receive (a) $2,500 for each Board meeting attended and each meeting of any committee of the Board attended in person; and $1,000 for each Board meeting attended and each meeting of any committee of the Board attended by telephonic means (such monies and Annual Retainer, “Fees”); and (b) reimbursement for their reasonable out-of-pocket expenses incurred in attending meetings of the Board and its committees.
      All Fees are payable in either (1) 37.5% in cash and 62.5% in a whole number of Shares produced by dividing the product of the retainer by the closing market price of the Shares on the NASDAQ National Market on the last business day of the then-current calendar quarter (the “Payment Date”) or (2) entirely in Shares, at the option of the Non-Employee Director. The amount to be paid to the Non-Employee Director will include an additional cash payment (a gross-up) for the payment of the par value ($.0001) for each Share awarded.
      All Non-Employee Directors who deferred compensation pursuant to the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors, our deferral plan with respect to Non-Employee Directors (the “Plan”), became vested in any and all Units held in their name by the Company as of June 30, 2005. The Plan was terminated and all vested Units as of June 30, 2005 were converted into either (1) 37.5% in cash and 62.5% in Shares or (2) entirely in Shares, in accordance with each participating Non-Employee Director’s election.
      All Non-Employee Directors who have elected to receive compensation in Shares and cash became vested in any and all Shares held in their name by the Company as of June 30, 2005.
      Shares payable to a Non-Employee Director and any Shares previously paid to a Non-Employee Director that have been subject to accelerated vesting are fully vested upon the applicable Payment Date but may not be transferred, sold or otherwise disposed of earlier than the occurrence of (1) a change of control of United America Indemnity, Ltd., (2) such Non-Employee Director’s death or (3) the three-year anniversary of the applicable Payment Date. These Shares were issued under our Share Incentive Plan.
Required Vote
      The seven nominees receiving the highest number of votes cast by the shareholders present in person or by proxy at the Annual General Meeting will be elected directors; provided that if a majority of the votes cast at the Annual General Meeting are cast against any director, that director will not be elected.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL TWO — APPROVAL OF AMENDMENT TO OUR SHARE INCENTIVE PLAN
      Our Board of Directors adopted our Share Incentive Plan (the “Share Incentive Plan”) on September 15, 2003 and Amendment No. 1 to the Share Incentive Plan on November 25, 2003. Both the Share Incentive Plan and Amendment No. 1 were approved by a simple majority of our shareholders at the May 4, 2004 Annual General Meeting. On March 21, 2005, our Board of Directors adopted an amendment to our Share Incentive Plan which increased the number of shares available in the Share Incentive Plan from 2,500,000 to 5,000,000 shares and made certain other technical changes to the Share Incentive Plan. Amendment No. 2 was approved by a simple majority of our shareholders at the May 4, 2005 Annual General Meeting. As a result of recent changes to our management structure, and entering into revised employment contracts in connection with such restructuring, on March 14, 2006, our Board of Directors adopted an amendment to the Share Incentive Plan which added to the performance criteria pursuant to which equity awards may be granted, become vested, or otherwise are awarded, a new performance criterion regarding the achievement of certain targets with respect to our book value, assets or liabilities along with two minor changes (“Amendment No. 3”. On March 28, 2006, our Section 162(m) Committee of our Board of Directors approved the addition of the performance criterion referenced in the foregoing sentence. The purpose of the Share Incentive Plan, as amended, is to give us a competitive advantage in attracting, retaining, and motivating officers, employees, consultants, and non-employee directors, and to provide us with a share-based plan providing incentives linked to our financial results and to increases in shareholder value. Set forth below is a general description of the Share Incentive Plan and proposed Amendment No. 3. Such description is qualified in its entirety by reference to the Share Incentive Plan, which is incorporated herein by reference to Appendix C of our Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 12, 2004, Appendix A of our Proxy Statement filed with the SEC on April 4, 2005 and Amendment No. 3 to the Share Incentive Plan, which is attached as Appendix A to this Proxy Statement.
Information Regarding our Share Incentive Plan

Administration
      The Share Incentive Plan is administered by our Compensation Committee (the “Committee”), which is currently comprised of Saul A. Fox, Stephen A. Cozen, W. Dexter Paine, Troy W. Thacker and Dr. M. Moshe Porat and, following the Annual General Meeting, anticipated to be comprised of Saul A. Fox, Stephen A. Cozen and Troy W. Thacker. The Committee has full authority to administer and supervise the Share Incentive Plan, to determine the persons to whom awards will be granted, to determine the terms and conditions of each award, to determine the number of Class A common shares to be covered by each award, and to interpret the terms and provisions of the Share Incentive Plan and any award issued thereunder.

Eligibility and Types of Awards
      Persons who are officers, directors, employees, or consultants of our company or of our affiliates, or who are otherwise performing services for our company or any of our affiliates, are eligible to receive nonstatutory stock options, restricted shares, and other share-based awards under the Share Incentive Plan. All of our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the U.S. Internal Revenue Code (the “Code”)) are eligible to be granted incentive stock options under the Share Incentive Plan. We estimate that approximately 705 persons are currently eligible to receive stock options, restricted shares, and other share-based awards under the Share Incentive Plan and that approximately 680 persons (excluding our non-employee directors and employees of certain of our affiliates) are currently eligible to receive incentive stock options under the Share Incentive Plan. The Committee designates the employees to whom awards will be made, the times at which awards will be granted, and the number of shares to be granted.

Available Shares
      The maximum number of Class A common shares with respect to which awards may be granted under the Share Incentive Plan is 5,000,000, which may be either authorized and unissued Class A common shares or Class A common shares held in or acquired for treasury. If any restricted shares or other share based awards are cancelled or if any option terminates without being exercised, the Class A common shares subject to such awards will again be available for distribution in connection with awards under the Share Incentive Plan. In addition, if Class A common shares have been delivered or exchanged as full or partial payment to us for payment of the exercise price of an award, or for payment of withholding taxes associated with an award, or if the number of Class A common shares otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the Class A common shares delivered, exchanged or reduced will again be available for purposes of granting awards under the Share Incentive Plan, except with respect to the awards of incentive stock options.
      The maximum number of Class A common shares subject to any option which may be granted under the Share Incentive Plan to any individual may not exceed 800,000 Class A common shares (subject to certain adjustments) during any fiscal year. To the extent that Class A common shares for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in that fiscal year, the maximum number of Class A common shares available for awards to such individual in subsequent fiscal years will automatically increase by the amount of Class A common shares not awarded until such shares are later awarded. No individual may be granted in any fiscal year awards which are contingent upon the attainment of performance goals covering more than 400,000 Class A common shares (subject to certain adjustments).
      The number of Class A common shares available for future awards or underlying any previous awards may be adjusted in the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, share split, reverse share split, extraordinary dividend, sale or transfer of all or part of our assets or business, or other change in our corporate structure. Similarly, the number of Class A common shares covered by any award and the exercise price of an award may be adjusted upon such events. On April 3, 2006, the closing sale price of our Class A common shares, as reported by the Nasdaq National Market, was $23.15 per share.

Awards Under the Share Incentive Plan
      The following types of awards are available under the Share Incentive Plan:
      Options. The Committee may grant nonstatutory stock options and incentive stock options to purchase our Class A common shares. The Committee has the authority to determine the number of Class A common shares subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a ten percent shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option may have an exercise price less than the fair market value of our Class A common shares at the time of grant (or, in the case of an incentive stock option granted to a 10% shareholder, 110% of fair market value). The exercise price of an option granted to a California participant (as defined in the Share Incentive Plan) may not be less than (1) 85% of the fair market value of our Class A common shares at the time of grant and (2) 110% of the fair market value of our Class A common shares at the time of grant for an option granted to a California participant who is a ten percent shareholder.
      Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee and the exercisability of such options may be accelerated by the Committee in its sole discretion, provided, however, that any options granted to California participants who are not directors, officers, managers, or consultants must be exercisable at a rate of no less than 20% per year over five years from the date of grant. Participants may not transfer any options received under the Share Incentive Plan other than (1) by will or by the laws of descent and distribution or (2) as otherwise expressly permitted under the applicable option agreement.

      Restricted Shares. The Committee may award restricted Class A common shares under the Share Incentive Plan. The Committee has the authority to determine the persons to whom and the time or times at which restricted shares will be awarded, the number of restricted shares to be awarded to any individual, the purchase price, the conditions for vesting, the time or times within which such awards may be subject to cancellation, repurchase, and restriction on transfer, and any other terms and conditions of the awards. Recipients of restricted shares are required to enter into a restricted share purchase or award agreement with us that states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. The Committee may waive such restrictions at any time. Upon the award of restricted shares, the recipient will possess certain rights of ownership during the restriction period, including, without limitation, the right to vote the shares and the right to receive any cash dividends or distributions with respect to such shares. However, the Committee may provide in the applicable restricted share agreement that the payment of cash dividends and distributions will be automatically deferred and reinvested in additional restricted shares, held subject to the vesting of the underlying restricted shares, or held subject to meeting conditions applicable only to dividends and distributions.
      Unless otherwise specified in a restricted share agreement, upon an individual’s termination of employment with us for any reason during the relevant restriction period, all unvested restricted shares will be forfeited to us, without compensation. Any right we may have to repurchase restricted shares from a California participant upon termination of employment must be at a purchase price that is at least equal to the original purchase price of the shares; however, our obligation to repurchase the shares at such price lapses at a rate of no less than 20% of the shares per year over five years from the date the restricted shares are granted.
      Other Share-Based Awards. The Committee may grant other share-based awards under the Share Incentive Plan that are payable in, valued in whole or in part by reference to, or otherwise based on or related to our Class A common shares, including, but not limited to, Class A common shares awarded purely as a bonus and not subject to any restrictions or conditions, Class A common shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or a subsidiary, share appreciation rights (either separately or in tandem with options), share equivalent units, and awards valued by reference to the book value of our Class A common shares.
      The Committee has the authority to determine the persons to whom and time or times at which such awards may be made, the number of Class A common shares to be awarded pursuant to or referenced by such awards, and all other conditions of the awards. Class A common shares issued on a bonus basis may be issued for no cash consideration. Class A common shares purchased pursuant to an awarded purchase right will be priced as determined by the Committee. Grants of other stock-based awards may be subject to such conditions, restrictions, and contingencies as the Committee may determine, which may include, but are not limited to, continuous service with us or one of our affiliates and/or the achievement of certain performance goals based on one or more of the performance criteria set forth in the Share Incentive Plan. Amendment No. 3 adds a new performance criterion — achievement of certain targets with respect to our book value, assets or liabilities.

Term, Amendment, and Termination
      The Share Incentive Plan will expire on September 5, 2013. Awards outstanding as of the expiration date will not be affected or impaired by the expiration and will continue to be subject to the terms of the Share Incentive Plan.
      Our Board of Directors or our Committee may at any time amend any or all of the provisions of the Share Incentive Plan, or suspend or terminate it entirely, prospectively or retroactively. However, unless otherwise required by law or specifically provided in the Share Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension, or termination may not be impaired without such participant’s consent. In addition, without the approval of our shareholders, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 162(m) of the Code, or, to the extent applicable to incentive stock options, Section 422 of the Code, no amendment may be made that would: (1) increase the aggregate number of Class A common shares that may be issued; (2) increase the maximum individual participant share limitations for a fiscal year; (3) change the classification of participants eligible to receive awards; (4) decrease the minimum exercise price of any option; (5) extend the maximum option term; or (6) require shareholder approval in order for the Share Incentive Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or, to the extent applicable to incentive stock options, Section 422 of the Code.

Certain U.S. Federal Income Tax Consequences
      The rules concerning the U.S. federal income tax consequences with respect to options granted and to be granted pursuant to the Share Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications that may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences of the issuance and exercise of options to the recipient and to us under the Share Incentive Plan. In addition, the following discussion does not set forth any gift, estate, social security, or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.
      Nonstatutory Stock Options. A recipient will not realize any taxable income upon the grant of a nonstatutory stock option and, with respect to nonstatutory options granted to persons who are officers, directors, employees, or consultants of our U.S. subsidiaries, our U.S. subsidiaries will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonstatutory stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Class A common shares on the date of exercise over the exercise price. Upon a subsequent sale of the Class A common shares by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for Class A common shares.
      The ordinary income recognized with respect to the issuance of shares upon the exercise of a nonstatutory stock option granted to an employee or director of one of our U.S. subsidiaries may be subject to withholding taxes and information reporting. The tax basis of Class A common shares acquired on the exercise of a nonstatutory stock option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by the recipient as a result of the receipt of such Class A common shares. The holding period for such Class A common shares for purposes of determining short or long-term capital gain will begin upon the exercise of the option (subject to special rules if a deferral period applies).
      If a recipient exercises a nonstatutory stock option by delivering other Class A common shares previously owned by him or her, the recipient will not recognize gain or loss with respect to the exchange of such Class A common shares, even if their then fair market value is different from the recipient’s tax basis. Such recipient, however, will be taxed as described above with respect to the exercise of a nonstatutory stock option as if the recipient had paid the exercise price in cash, and to the extent the recipient is employed by one of our U.S. subsidiaries, such U.S. subsidiary generally will be entitled to an equivalent tax deduction. So long as the recipient receives a separate identifiable share certificate therefore, the tax basis and the holding period for the number of Class A common shares received on such exercise that is equal to the number of shares surrendered on such exercise will be equal to the tax basis and include the holding period of those shares surrendered. The recipient’s tax basis and holding period for the additional Class A common shares received on exercise of the option paid for, in whole or in part, with Class A common shares will be the same as if the recipient had exercised the option solely for cash.
      To the extent that a recipient is employed by one of our U.S. subsidiaries, such U.S. subsidiary generally will be entitled, subject to the possible application of Sections 162(m) and 280G of the Code, to a deduction in connection with the exercise of a nonstatutory stock option in an amount equal to the income recognized by the recipient.
      Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the recipient (except possible alternative minimum tax upon an exercise) or a deduction to our U.S. subsidiaries. The aggregate fair market value of our Class A common shares

(determined at the date of grant) with respect to which incentive stock options can be exercisable for the first time by a recipient during any calendar year cannot exceed $100,000. Any excess will be treated as a nonstatutory stock option. If the recipient (1) does not sell the Class A common shares received pursuant to the exercise of the incentive stock option within either two years after the date of the grant of the incentive stock option or one year after the date of exercise and (2) was employed by us or one of our U.S. subsidiaries at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise, then any gain or loss realized on a subsequent disposition of the Class A common shares will be treated as long-term capital gain or loss. Under such circumstances, the U.S. subsidiary for which the recipient was employed will not be entitled to any deduction for U.S. federal income tax purposes.
      If the recipient disposes of the Class A common shares acquired upon exercise of the incentive stock option within either of the above mentioned time periods or was not employed by us or one of our U.S. subsidiaries during the entire applicable period, the recipient will generally realize as ordinary income an amount equal to the lesser of (1) the fair market value of the Class A common shares on the date of exercise over the exercise price, or (2) the amount realized upon disposition over the exercise price. Any gain realized in excess of the amount of ordinary income recognized or the loss, if any, will be treated as a capital gain or loss. To the extent the recipient was employed by one of our U.S. subsidiaries, such U.S. subsidiary will be entitled to a corresponding tax deduction, subject to the application of Sections 162(m) and 280G of the Code.
      All Options. With regard to both incentive stock options and nonstatutory stock options, the following also apply: (1) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their nonstatutory stock options, (2) our entitlement to a tax deduction is subject to applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation), (3) if the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which amounts may be subject to excise taxes, and (4) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.
      In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and its four other most highly compensated executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period or the plan under which the options are granted is approved by shareholders and is administered by a compensation committee comprised of outside directors. The Share Incentive Plan is intended to satisfy these requirements with respect to all awards of options.
     Future Plan Awards
      Because future awards under the Share Incentive Plan will be based upon a range of prospective factors including the nature of services to be rendered by prospective officers, directors, employees, or consultants, and their achievement of identified performance goals and potential contributions to the success of our company, actual awards cannot be determined at this time.
Required Vote
      The affirmative vote of a simple majority of the votes cast by the shareholders present in person or by proxy at the Annual General Meeting will be required for the approval of Amendment No. 3 to our Share Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
APPROVAL OF THE AMENDMENT TO OUR SHARE INCENTIVE PLAN.

PROPOSAL THREE — APPROVAL OF AMENDMENT TO OUR
AMENDED AND RESTATED ANNUAL INCENTIVE AWARDS PROGRAM
      We have an annual bonus program in place, the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program (the “Program”), which provides benefits to certain officers based on our financial performance with respect to the prior fiscal year. The purpose of this program is to encourage increased efficiency and profitability and reward employees’ contributions to corporate success. As a result of recent changes to our management structure, and entering into revised employment contracts in connection with such restructuring, on March 14, 2006, our Board of Directors adopted an amendment to the Program which added to the performance criteria pursuant to which awards under the Program may be made (“Amendment No. 1”). On March 28, 2006, our Section 162(m) Committee of our Board of Directors approved the addition of the performance criterion referenced in subclause (i) of the foregoing sentence. Set forth below is a general description of the Program including Amendment No. 1. Such description is qualified in its entirety by reference to the Program, which was attached as Appendix B to the Proxy Statement we filed with the SEC on April 4, 2005, and to Amendment No. 1, which is attached as Appendix B to this Proxy Statement.
Information Regarding Our Amended and Restated Annual Incentive Awards Program

Administration
      The Program is administered by the Compensation Committee (“Committee”), which is currently comprised of Saul A. Fox, Stephen A. Cozen, W. Dexter Paine, Troy W. Thacker and Dr. M. Moshe Porat and, following the Annual General Meeting, anticipated to be comprised of Saul A. Fox, Stephen A. Cozen and Troy W. Thacker, except that certain specific performance targets will be approved by the Section 162(m) Committee, comprised of John J. Hendrickson, Richard L. Duszak and Dr. Kenneth J. Singleton, with respect to the executives covered by Section 162(m) of the Code (as defined in Proposal Two) (the “Covered Participants”).

Designation of Participants
      The Committee shall designate employees (or classes of employees) as being “Participants” eligible to receive “Awards” under the Program. The Committee shall create different sets of Award opportunities (“Tiers”) and shall assign each Participant to a Tier. With respect to non-Covered Participants, the Committee may designate, if it so elects, certain employees to determine eligibility, Award opportunities and/or Award amounts from a bonus pool designated by the Committee for such non-Covered Participants (or Tiers thereof). To be an eligible Participant, an individual must meet the requisite criteria both at the beginning and end of the Program Year (as defined in the Program), except where the Participant’s employment has terminated due to retirement, death, or disability. We estimate that approximately 680 employees are eligible for grants under the Program.

Awards
      Unless otherwise provided, Participants will earn an Award upon achieving certain performance goals, as such goals are selected and determined by the Committee (“Performance Goals”). If the Committee so elects, certain Participants who are not Covered Participants may be eligible for discretionary bonuses based on their individual performance.
      The Committee and the Section 162(m) Committee will establish the specific Performance Goals that must be attained to receive Awards under the Program. Upon receipt of the earnings reports for United America Indemnity, Ltd., the Section 162(m) Committee shall determine whether and to what extent the Performance Goals for the Program year were achieved. The Section 162(m) Committee may, in its sole discretion, elect to pay a Participant an amount that is less than or more than what the Participant’s Award would otherwise be under the Program; provided that in no instance shall the Section 162(m) Committee increase the amounts otherwise payable to a Covered Participant.

      No Award shall be paid to any Covered Participant before the Section 162(m) Committee certifies in writing that the relevant Performance Goals were satisfied.

Award Opportunities
      A Participant’s Award opportunity shall be determined by the Committee and may provide for different levels of Awards depending on varying achievement of the Performance Goals. The Award opportunities may be expressed as a percentage of the base salary of the Participant and may range from 5% to 200%, or may be expressed as specific dollar amounts; provided that an Award shall not exceed $1,000,000.

Performance Criteria
      Performance Goals shall be based on the attainment of certain target levels or percentages of one or more of the following performance criteria of United America Indemnity, Ltd. (“Performance Criteria”): (i) revenue; (ii) after-tax or pre-tax profits; (iii) operational cash flow; (iv) bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on shareholders’ equity; (viii) economic value added targets based on a cash flow return on investment formula; (ix) the fair market value of Class A common shares; (x) the growth in the value of an investment in assuming the reinvestment of dividends; (xi) GAAP insurance operating ratios; (xii) controllable expenses or costs or other expenses or costs; or (xiii) subject to shareholder approval of Amendment No. 1, achievement of certain targets with respect to our book value, assets or liabilities.
      In addition, such Performance Criteria may be based upon the attainment of specified levels of performance by United America Indemnity, Ltd. (or any subsidiary, division or other operational unit of United America Indemnity, Ltd.) under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Section 162(m) Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify, or amend such business criteria.
Amendment and Termination
      Our Board of Directors (or the Committee) reserves the right to amend, suspend or terminate the Program or to adopt a new plan in place of the Program at any time; provided that no such amendment shall, without prior shareholder approval in accordance with applicable law to the extent required for the Program to continue to comply with the requirements of Section 162(m) of the Code: (i) materially alter the Performance Criteria; (ii) change the class of eligible employees; (iii) increase the maximum amount that can be awarded under the Program; or (iv) implement any other change to a provision of the Program. Further, no amendment, suspension, or termination shall, without the consent of the Participant, alter or impair a Participant’s right to receive payment of an Award otherwise payable under the Program.
Future Program Awards
      Because future awards under the Program will be based upon prospective factors including the nature of services to be rendered by the Participants under the Plan and their potential contributions to our success, actual awards cannot be determined at this time.
Required Vote
      The affirmative vote of a simple majority of the votes cast by the shareholders present in person or by proxy at the Annual General Meeting will be required for the approval of the Program.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL OF THE
AMENDMENT TO OUR ANNUAL INCENTIVE AWARDS PROGRAM.

PROPOSAL FOUR — RATIFICATION OF APPOINTMENT OF
OUR INDEPENDENT AUDITOR
      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PWC”) as our independent auditor for 2006. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board of Directors acting by its Audit Committee to set the fees for PWC.
      A representative of PWC is expected to attend the Annual General Meeting and will be available to respond to appropriate questions from shareholders. The representative will also have the opportunity to make a statement if he or she desires.
Additional Information Regarding Our Independent Auditor
      The following table shows the fees that were billed to us by PWC for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004.

Fee Category	2005	2004

Audit Fees	$860,000	$729,000
Audit-Related Fees	33,000	185,000
Tax Fees	275,342	111,527
All Other Fees	3,000	2,800

Total Fees	$1,171,342	$1,028,327

Audit Fees
      This category includes fees for the audit of our annual financial statements and review of interim quarterly financial statements included on our quarterly reports on Form 10-Q and services that are normally provided by PWC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees
      This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included above under “Audit Fees.” This includes fees for services in connection with audits of our 401(k) plans and review of our registration statements and prospectuses.

Tax Fees
      This category includes fees for tax compliance, tax advice, and tax planning. The services included tax advice and assistance with tax compliance and reporting to federal, state and foreign taxing authorities.

All Other Fees
      This category includes fees for products and services provided by PWC that are not included in the services reported above. For 2005 and 2004, the amount of “All Other Fees” consists of fees for on-line accounting research services.

Pre-Approval of Services
      To ensure that our independent auditor maintains the highest level of independence, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditor. To assure that the provision of these services does not impair the independence of the independent auditor, unless a type of service to be provided by the independent auditor has been pre-approved in accordance with the Audit Committee Pre-Approval Policy, the service requires the Audit Committee’s separate pre-approval. Any proposed services exceeding the pre-approved cost levels set forth in the Audit

Committee Pre-Approval Policy require the Audit Committee’s separate pre-approval. The Audit Committee Pre-Approval Policy only applies to services provided to us by our independent auditor; it does not apply to similar services performed by persons other than our independent auditor. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will at least annually, or more often as it deems necessary in its judgment, reassess and revise the Audit Committee Pre-Approval Policy.
Required Vote
      The affirmative vote of a simple majority of the votes cast by the shareholders present in person or by proxy at the Annual General Meeting will be required for the ratification of the appointment of PWC as our independent auditor for 2006 and the authorization of our Board of Directors acting by its Audit Committee to set the fees for PWC.
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFICATION OF THE
APPOINTMENT OF PWC AS OUR INDEPENDENT AUDITOR FOR 2006 AND THE
AUTHORIZATION OF OUR BOARD OF DIRECTORS ACTING BY ITS AUDIT
COMMITTEE TO SET THE FEES FOR PWC.

PROPOSAL FIVE — VARIOUS MATTERS CONCERNING
CERTAIN OF OUR NON-U.S. SUBSIDIARIES
      Under our amended and restated articles of association, if we are required or entitled to vote at a general meeting of certain of our non-U.S. subsidiaries, our Board of Directors must refer the matter to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the matters described below concerning Wind River Insurance Company (Barbados) Ltd., Wind River Insurance Company, Ltd., and Wind River Services, Ltd. to our shareholders for their approval at the Annual General Meeting. Our Board of Directors will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the Annual General Meeting from our shareholders on the matters proposed by these subsidiaries.
Wind River Insurance Company (Barbados) Ltd.
      We are the sole shareholder of Wind River Insurance Company (Barbados) Ltd. It is proposed that we be authorized to vote in favor of the following matters at the annual general meeting of Wind River Insurance Company (Barbados) Ltd.

Proposal 5(A)(1) — Election of Directors
      The board of directors of Wind River Insurance Company (Barbados) Ltd. has nominated eight persons for election as directors and two persons for election as alternate directors whose terms will expire at the 2007 annual general meeting of shareholders of Wind River Insurance Company (Barbados) Ltd., or when their successors are duly elected and qualified. If any of the nominees becomes unable to or declines to serve, the persons named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes as the board of directors of Wind River Insurance Company (Barbados) Ltd. may nominate.
      Set forth below is biographical information concerning the persons nominated for election as directors of Wind River Insurance Company (Barbados) Ltd.:
      Troy W. Thacker. Mr. Thacker has served on the board of directors of Wind River Insurance Company (Barbados) Ltd. since August 2003. For additional information, see the biographical information for Mr. Thacker in Proposal One.
      David N. King, 61, has served on the board of directors of Wind River Insurance Company (Barbados) Ltd. since August 2003. He is a Barrister and Attorney-at-Law who, after working in London, entered general private practice in Barbados in September 1979. In May 1982, he accepted the invitation to join the Central Bank of Barbados, the country’s reserve bank, as its first in-house Legal Counsel. His main responsibility was to develop a legal infrastructure to support Barbados’ thrust for recognition as an off-shore business center, and to promote and market Barbados as such. He left the Central Bank in July 1986 to re-enter private practice, specializing in international financial services. His practice currently comprises three lawyers and support staff under the name of “David King & Co.,” with continuing focus on matters relating to tax and incentives planning in the financial services sector together with the set-up and maintenance of the related structures.
      Nicholas Crichlow, 42, has served on the board of directors of Wind River Insurance Company (Barbados) Ltd. since August 2004. Mr. Crichlow has served as the Office Head at Marsh Management Services (Barbados) Limited, a Barbados based captive management company, since 2000. From 1990 to 2000, he served as Account Manager at Marsh Management Services (Barbados) Limited.
      Joseph F. Morris. Mr. Morris is a new nominee to the board of directors of Wind River Insurance Company (Barbados) Ltd. For additional information, see the biographical information for Mr. Morris in “Additional Information — Executive Officers.”

      Alan Bossin, 54, is a new nominee to the board of directors of Wind River Insurance Company (Barbados) Ltd. Mr. Bossin has served on the board of directors of Wind River Insurance Company, Ltd. since October 2003 and as counsel at Appleby Spurling Hunter, a Hamilton, Bermuda based law firm, since 1999. Prior to joining Appleby Spurling Hunter, Mr. Bossin served as a lawyer at Blaney McMurty Stapells Friedman, a Toronto, Canada based law firm. From 1987 through 1998, Mr. Bossin was employed by the global insurance broker Johnson & Higgins Ltd (later Marsh & McLennan) as Canadian general counsel, and from 1983 through 1986, Mr. Bossin served as counsel at Insurance Bureau of Canada, the Toronto, Canada based national property and casualty insurance trade association. Mr. Bossin attended the University of Guelph and obtained an LL.B. from the University of Windsor in 1979. He is a member of both the Law Society of Upper Canada and the Bermuda Bar.
      Michael J. Tait, 45, is a new nominee to the board of directors of Wind River Insurance Company (Barbados) Ltd. Mr. Tait has served on the board of directors of Wind River Insurance Company, Ltd. since October 2003 and as Senior Vice President at Marsh Management Services (Bermuda) Ltd., a Hamilton, Bermuda based captive management company, since 1997. Prior to joining Marsh Management Services (Bermuda) Ltd., Mr. Tait was Managing Director of William R. Storie Ltd., a Bermuda based international business consulting company. From 1994 through 1996, Mr. Tait was employed by Thomson Associates Ltd, as Vice President Finance and from 1986 through 1994, Mr. Tait was employed by Coopers & Lybrand. Mr. Tait received a Business Administration Degree from The University of Dundee in 1980 and his Chartered Accountant designation in 1984.
      Kevin L. Tate. Mr. Tate has served on the board of directors of Wind River Insurance Company (Barbados) Ltd. since May 2005. For additional information, see the biographical information for Mr. Tate in “Additional Information — Executive Officers.”
      David R. Whiting, 51, is a new nominee to the board of directors of Wind River Insurance Company (Barbados) Ltd. Mr. Whiting has served as President and Chief Executive Officer of our Non-U.S. Operations since April 2006. From 2005 — April 2006, Mr. Whiting was President and Chief Executive Officer of Ascendant Reinsurance Ltd., a newly formed Class 4 Bermuda domiciled reinsurer. From 2003 — 2005, Mr. Whiting was President of Quanta Reinsurance Ltd., a Class 4 Bermuda domiciled reinsurer. From 1993 — 2003, Mr. Whiting was a member of senior management of Swiss Reinsurance Company and was the Chief Non Life Underwriting Officer of Swiss Re’s Bermuda and Barbados carriers and branches. From 1991 — 1992, Mr. Whiting was Vice President of the Centre Reinsurance Companies. From 1985 — 1991, Mr. Whiting was Vice President of Pinnacle Reinsurance Company Limited based in Hamilton, Bermuda. Mr. Whiting received a Bachelor of Mathematics with majors in actuarial and computer sciences from the University of Waterloo. His professional qualifications include the following: Fellowship Casualty Actuarial Society, Member American Academy of Actuaries, Member International Actuarial Association, Chartered Property Casualty Underwriter and Chartered Financial Analyst.
      Set forth below is biographical information concerning the persons nominated for election as alternate directors of Wind River Insurance Company (Barbados) Ltd.
      Janita Burke Waldron, 31, is a new nominee as alternate director to Alan Bossin. Ms. Burke Waldron has served as an alternate director to Alan Bossin of Wind River Insurance Company, Ltd. since October 2003 and as an associate at the law firm of Appleby Spurling Hunter since 1999. Prior to joining Appleby Spurling Hunter, Ms. Burke Waldron was a pupil from 1998 through 1999 at Bermuda Government — Attorney General’s Chambers in Hamilton, Bermuda. Ms. Burke Waldron received a LLB (Honors) Degree from the University of Warwick.
      Kaela Keen, 29, is a new nominee as alternate director to Michael Tait. Ms. Keen has served as an alternate director to Michael J. Tait of Wind River Insurance Company, Ltd. since October 2003 and Account Executive at Marsh Management Services (Bermuda) Ltd, a Hamilton, Bermuda based captive management company, since March 2004. From 2001 through March 2004, Ms. Keen also held other positions at Marsh Management Services (Bermuda) Ltd., including Account Manager and Senior Account Manager. Prior to joining Marsh Management Services (Bermuda) Ltd., Ms. Keen served as a

Senior Staff Accountant at Grant Thornton Chartered Accountants, a Halifax, Canada based firm, from 1998 through 2001. Ms. Keen received a Bachelor of Commerce Degree from Mt. Allison University in 1998.
OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF
THE NOMINEES FOR DIRECTOR AND ALTERNATE DIRECTOR OF WIND RIVER
INSURANCE COMPANY (BARBADOS) LTD.

Proposal 5(A)(2) — Appointment of Independent Auditor
      The board of directors of Wind River Insurance Company (Barbados) Ltd. has appointed PricewaterhouseCoopers, St. Michael, Barbados, as the independent auditor of Wind River Insurance Company (Barbados) Ltd. for the fiscal year ending December 31, 2006. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize the board of directors of Wind River Insurance Company (Barbados) Ltd. to set the fees of the independent auditor. Representatives of the firm are not expected to be present at the meeting.
OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT
AUDITOR OF WIND RIVER INSURANCE COMPANY (BARBADOS) LTD. FOR 2006
AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS
TO SET THE FEES FOR THE INDEPENDENT AUDITOR.

Proposal 5(A)(3) — Amalgamation
      In the fourth quarter of 2005, our Non-U.S. Insurance Operations (which is comprised of Wind River Insurance Company (Barbados) Ltd. and Wind River Insurance Company, Ltd.) discontinued offering direct third party excess and surplus lines primary insurance policies in order to focus its efforts on offering third party reinsurance products. As part of this strategy, our Board of Directors approved a plan to consolidate our Non-U.S. Insurance Operations into a single Bermuda based company, which will operate under the name Wind River Reinsurance Company, Ltd. The consolidation plan will be subject to regulatory approval. Management has also entered into consultations with a nationally recognized rating agency to obtain assurances that the rating of the consolidated company will not be reduced as a result of the amalgamation.
      Subject to certain preconditions described below, the consolidation of Wind River Insurance Company, Ltd. and Wind River Insurance Company (Barbados) Ltd. may be accomplished by amalgamating the two companies under Bermuda law. The Companies Act 1981 of Bermuda (the “Bermuda Act”) permits two or more companies to amalgamate and continue as one company.
      As preconditions for the amalgamation, there are two preliminary steps that must be taken, both of which require the approval of the shareholders:

•	Because Wind River Insurance Company (Barbados) Ltd. is a Barbados company and Barbados law makes no provision for cross-border amalgamation of companies, it is necessary for Wind River Insurance Company (Barbados) Ltd. to change its jurisdiction of organization from Barbados to Bermuda before it can amalgamate with Wind River Insurance Company, Ltd.

•	Because the organizational documents of Wind River Insurance Company (Barbados) Ltd. do not comply with the requirements of Bermuda law, those organizational documents will need to be amended before Wind River Insurance Company (Barbados) Ltd. can change its jurisdiction of organization from Barbados to Bermuda.

      If this proposal is approved by our shareholders, Wind River Insurance Company (Barbados) Ltd. will be authorized to take all three of the steps required to effectuate the corporate consolidation: (i) amend its organizational documents to permit a change in its jurisdiction of organization from Barbados to Bermuda, (ii) change the name of name of Wind River Insurance Company (Barbados) Ltd. to Wind River Reinsurance Company, Ltd. and (iii) amalgamate with Wind River Insurance Company, Ltd. under Bermuda law.
OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE AMENDMENT
OF THE ORGANIZATIONAL DOCUMENTS OF WIND RIVER INSURANCE COMPANY
(BARBADOS) LTD., THE CHANGE OF JURISDICTION OF WIND RIVER INSURANCE
COMPANY (BARBADOS) LTD. TO BERMUDA AND ITS AMALGAMATION
WITH WIND RIVER INSURANCE COMPANY, LTD.

Other Matters
      In addition to the matters set forth above for which we are soliciting your proxy, we expect that the financial statements of Wind River Insurance Company (Barbados) Ltd. for the year ended December 31, 2005 together with the report of the independent auditors in respect of these financial statements will be presented for approval at the annual general meeting of Wind River Insurance Company (Barbados) Ltd. in accordance with Barbados law. We will refer this matter to our shareholders present in person and entitled to vote at the Annual General Meeting.
      We are not asking you for a proxy with respect to this matter and you are requested not to send us a proxy with respect to this matter.
      We know of no other specific matter to be brought before the annual general meeting of Wind River Insurance Company (Barbados) Ltd. that is not referred to in this Proxy Statement. If any other matter properly comes before the annual general meeting of Wind River Insurance Company (Barbados) Ltd., our corporate representative or proxy will vote in accordance with his or her judgment on such matter.

Required Vote
      Our Board of Directors will cause our corporate representative or proxy to vote our shares in Wind River Insurance Company (Barbados) Ltd. in the same proportion as the votes received at the Annual General Meeting from our shareholders on the above proposals.
*               *               *
Wind River Insurance Company, Ltd.
      Wind River Insurance Company (Barbados) Ltd. is the sole shareholder of Wind River Insurance Company, Ltd. It is proposed that Wind River Insurance Company (Barbados) Ltd. be authorized to vote in favor of the following matters at the annual general meeting of Wind River Insurance Company, Ltd.

Proposal 5(B)(1) — Election of Directors and Alternate Directors
      The board of directors of Wind River Insurance Company, Ltd. has nominated six persons for election as directors and two persons for election as alternate directors whose terms will expire at the 2007 annual general meeting of shareholders of Wind River Insurance Company, Ltd., or when their successors are duly elected and qualified. If any of the nominees becomes unable to or declines to serve, the persons named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes as the board of directors of Wind River Insurance Company, Ltd. may nominate.

      Set forth below is biographical information concerning the persons nominated for election as directors of Wind River Insurance Company, Ltd.
      Alan Bossin, 54, has served on the board of directors of Wind River Insurance Company, Ltd. since October 2003. For additional information, see the biographical information for Mr. Bossin in Proposal (5)(A)(1).
      Michael J. Tait, 45, has served on the board of directors of Wind River Insurance Company, Ltd. since October 2003. For additional information, see the biographical information for Mr. Tait in Proposal (5)(A)(1).
      Troy W. Thacker. Mr. Thacker has served on the board of directors of Wind River Insurance Company, Ltd. since October 2003. For additional information, see the biographical information for Mr. Thacker in Proposal One.
      Kevin L. Tate. Mr. Tate has served on the board of directors of Wind River Insurance Company, Ltd. since May 2005. For additional information, see the biographical information for Mr. Tate in “Additional Information — Executive Officers.”
      Joseph F. Morris. Mr. Morris is a new nominee to the board of directors of Wind River Insurance Company, Ltd. For additional information, see the biographical information for Mr. Morris in “Additional Information — Executive Officers.”
      David R. Whiting. Mr. Whiting is a new nominee to the board of directors of Wind River Insurance Company, Ltd. For additional information, see the biographical information for Mr. Whiting in Proposal (5)(A)(1).
      Set forth below is biographical information concerning the persons nominated for election as alternate directors of Wind River Insurance Company, Ltd.
      Janita Burke Waldron, 31, has served as an alternate director to Alan Bossin of Wind River Insurance Company, Ltd. since October 2003. For additional information, see the biographical information for Ms. Burke Waldron in Proposal (5)(A)(1).
      Kaela Keen, 29, has served as an alternate director to Michael J. Tait of Wind River Insurance Company, Ltd. since October 2003. For additional information, see the biographical information for Ms. Keen in Proposal (5)(A)(1).

Proposal 5(B)(2) — Appointment of Independent Auditor
      The board of directors of Wind River Insurance Company, Ltd. has appointed PricewaterhouseCoopers, Hamilton, Bermuda, as the independent auditor of Wind River Insurance Company, Ltd. for the fiscal year ending December 31, 2006. At the Annual General Meeting, shareholders will be asked to ratify this appointment. Representatives of the firm are not expected to be present at the meeting.

Other Matters
      In addition to the matters set forth above for which we are soliciting your proxy, we expect that the financial statements of Wind River Insurance Company, Ltd. for the year ended December 31, 2005 together with the report of the independent auditors in respect of these financial statements will be presented for approval at the annual general meeting of Wind River Insurance Company, Ltd. in accordance with Bermuda law. We will refer this matter to our shareholders present in person and entitled to vote at the Annual General Meeting. We are not asking you for a proxy with respect to this matter and you are requested not to send us a proxy with respect to this matter.
      We know of no other specific matter to be brought before the annual general meeting of Wind River Insurance Company, Ltd. that is not referred to in this Proxy Statement. If any other matter properly comes before the annual general meeting of Wind River Insurance Company, Ltd., our corporate representative or proxy will vote in accordance with his or her judgment on such matter.

Required Vote
      Our Board of Directors will cause our corporate representative or proxy to vote the shares in Wind River Insurance Company, Ltd. in the same proportion as the votes received at the Annual General Meeting from our shareholders on the above proposals.
OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR OF WIND RIVER
INSURANCE COMPANY, LTD., AND “FOR” THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITOR OF WIND RIVER
INSURANCE COMPANY, LTD. FOR 2006.
*               *               *
Wind River Services, Ltd.
      Wind River Insurance Company (Barbados) Ltd. is the sole shareholder of Wind River Services, Ltd. It is proposed that Wind River Insurance Company (Barbados) Ltd. be authorized to vote in favor of the following matters at the annual general meeting of Wind River Services, Ltd.

Proposal 5(C)(1) — Election of Directors and Alternate Directors
      The board of directors of Wind River Services, Ltd. has nominated six persons for election as directors and two persons for election as alternate directors whose terms will expire at the 2007 annual general meeting of shareholders of Wind River Services, Ltd., or when their successors are duly elected and qualified. If any of the nominees becomes unable to or declines to serve, the persons named in the accompanying proxy shall have discretionary authority to vote for a substitute or substitutes as the board of directors of Wind River Services, Ltd. may nominate.
      Set forth below is biographical information concerning the persons nominated for election as directors of Wind River Services, Ltd.
      Troy W. Thacker. Mr. Thacker has served on the board of directors of Wind River Services, Ltd. since October 2003. For additional information, see the biographical information for Mr. Thacker in Proposal One.
      Kevin L. Tate. Mr. Tate has served on the board of directors of Wind River Services, Ltd. since January 2004. For additional information, see the biographical information for Mr. Tate in “Additional Information — Executive Officers.”
      Alan Bossin. Mr. Bossin has served on the board of directors of Wind River Services, Ltd. since May 2004. For additional information, see the biographical information for Mr. Bossin in Proposal (5)(A)(1).
      Michael J. Tait. Mr. Tait has served on the board of directors of Wind River Services, Ltd. since May 2005. For additional information, see the biographical information for Mr. Tait in Proposal (5)(A)(1).
      Joseph F. Morris. Mr. Morris is a new nominee to the board of directors of Wind River Services, Ltd. For additional information, see the biographical information for Mr. Morris in “Additional Information — Executive Officers.”
      David R. Whiting. Mr. Whiting is a new nominee to the board of directors of Wind River Services, Ltd. For additional information, see the biographical information for Mr. Whiting in Proposal (5)(A)(1).

      Set forth below is biographical information concerning the persons nominated for election as alternate directors of Wind River Services, Ltd.
      Janita Burke Waldron. Ms. Burke Waldron has served as alternate director to Alan Bossin for the board of directors of Wind River Services, Ltd. since May 2005. For additional information, see the biographical information for Ms. Burke Waldron in Proposal (5)(A)(1).
      Kaela Keen. Ms. Keen has served as alternate director to Michael J. Tait for the board of directors of Wind River Services, Ltd. since May 2005. For additional information, see the biographical information for Ms. Keen in Proposal (5)(A)(1).

Proposal 5(C)(2) — Appointment of Independent Auditor
      The board of directors of Wind River Services, Ltd. has appointed PricewaterhouseCoopers, Hamilton, Bermuda, as the independent auditor of Wind River Services, Ltd. for the fiscal year ending December 31, 2006. At the Annual General Meeting, shareholders will be asked to ratify this appointment. Representatives of the firm are not expected to be present at the meeting.

Proposal 5(C)(3) — Waiver of Separate Audit
      The board of directors of Wind River Services, Ltd. has recommended the waiver of a separate auditors’ report and financial statements for the year ended December 31, 2005. In accordance with Bermuda law, a company may waive the requirement of preparing audited financial statements if approved by its shareholders. While it is proposed that Wind River Services, Ltd. will no longer have a separate auditor’s report, Wind River Services, Ltd. will continue to be audited as part of the overall audit of United America Indemnity, Ltd.

Other Matters
      We know of no other specific matter to be brought before the annual general meeting of Wind River Services, Ltd. that is not referred to in this Proxy Statement. If any other matter properly comes before the annual general meeting of Wind River Services, Ltd., our corporate representative or proxy will vote in accordance with his or her judgment on such matter.

Required Vote
      Our Board of Directors will cause our corporate representative or proxy to vote the shares in Wind River Services, Ltd. in the same proportion as the votes received at the Annual General Meeting from our shareholders on the above proposals.
OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR
OF WIND RIVER SERVICES, LTD., “FOR” THE APPOINTMENT
OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITOR
OF WIND RIVER SERVICES, LTD. FOR 2006, AND “FOR” THE WAIVER OF AUDITED
FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005.

ADDITIONAL INFORMATION
Executive Officers
      Set forth below is certain biographical information with respect to the executive officers of United America Indemnity, Ltd. who do not also serve on our Board of Directors. In this Proxy Statement, the term “United National Insurance Companies” includes the insurance and related operations conducted by United National Insurance Company and its subsidiaries, including American Insurance Adjustment Agency, Inc., Diamond State Insurance Company, J.H. Ferguson and Associates, LLC, International Underwriters, LLC, United National Casualty Insurance Company, and United National Specialty Insurance Company. The term “Penn-America Companies” includes the insurance and related operations conducted by Penn-America Insurance Company, Penn-Star Insurance Company and Penn-Patriot Insurance Company. The term “United America Insurance Group” includes the insurance and related operations conducted by the United National Insurance Companies and the Penn-America Companies. The term “Agency Operations” refers to Penn Independent Corporation, PIC Holdings, Inc., Penn Independent Financial Services, Inc., Penn Oceanic Insurance Co., Ltd (Barbados), Residential Underwriting Agency, Inc., Apex Insurance Agency, Inc., Apex Insurance Services of Illinois, Inc., Summit Risk Services, Delaware Valley Underwriting Agency, Inc. (“DVUA”), DVUA Pittsburgh, Inc., DVUA Massachusetts, Inc., DVUA of New York, Inc., DVUA of New Jersey, Inc., DVUA West Virginia, Inc., DVUA North Carolina, Inc., DVUA of Ohio, Inc., DVUA South Carolina, Inc., and DVUA Virginia, Inc. The term “Non-U.S. Operations” refers to the insurance related operations conducted by Wind River Insurance Company (Barbados) Ltd., Wind River Insurance Company, Ltd. and Wind River Services, Ltd.
      Joseph F. Morris, 51, has served as our President since February 2006. From January 2005 to February 2006, Mr. Morris served as President and Chief Executive Officer of Penn-America Group, Inc., and its wholly owned subsidiary, Penn-America Insurance Company, and that company’s wholly owned subsidiaries, Penn-Star Insurance Company and Penn-Patriot Insurance Company. From September 2000 to January 2005, Mr. Morris served as Senior Vice President, Chief Financial Officer and Treasurer of Penn-America Group, Inc. and its wholly owned subsidiary, Penn-America Insurance Company and that company’s wholly owned subsidiary, Penn-Star Insurance Company. Previously, Mr. Morris was employed for 21 years with Reliance Insurance Company where he served in several positions for that company’s commercial and specialty insurance businesses. From 1976 to 1979, he was a senior auditor with Touche Ross & Co. Mr. Morris holds a B.S. in Accounting from Pennsylvania State University and an M.B.A. in Financial Management from Drexel University. Mr. Morris earned a Certified Pubic Accountant (CPA) designation in 1978. He is currently on the Board of Directors of the Insurance Society of Philadelphia where he has previously held the positions of Chairman, Vice-Chairman and Treasurer.
      Kevin L. Tate, 50, has served as our Chief Financial Officer since September 2003, as Senior Vice President of our United National Insurance Companies since 1990 and as Chief Financial Officer of our United National Insurance Companies from 1990 to August 2005. Mr. Tate joined our United National Insurance Companies in 1984 as Vice President and Controller. Prior to joining our United National Insurance Companies, Mr. Tate served as a senior auditor at Deloitte Haskins & Sells from 1978 to 1982. In 1982, he joined the then parent company of our United National Insurance Companies, American Manufacturing Corporation as Manager of Financial Accounting. Mr. Tate is a member of the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Tate received a B.S. in Accounting and Finance from Lehigh University in 1978.
      William F. Schmidt, 44, has served as President and Chief Executive Officer of United America Insurance Group since February 2006. He has served as President and Chief Executive Officer of our United National Insurance Companies since May 2004. From 1997 to May 2004 Mr. Schmidt served as Senior Vice President and Chief Underwriting Officer of our United National Insurance Companies. Prior to joining our United National Insurance Companies, Mr. Schmidt served as Senior Vice President, Branch Manager and Chief Underwriting Officer at Calvert Insurance Company, and prior to that as the

Chief Financial Officer of Stewart Smith Insurance Brokers. Mr. Schmidt began his career as a CPA with Ernst & Whinney, becoming a Certified Public Accountant in May 1986. Mr. Schmidt received a B.S. in Accounting from SUNY Oswego in 1983.
      Robert Cohen, 57, has served as President and Chief Executive Officer of our Agency Operations since March 2006. From November 2005 through March 2006, Mr. Cohen served as Acting President and Chief Executive Officer of our Agency Operations. From 1996 through March 2006, Mr. Cohen served as Senior Vice President, Marketing of our United National Insurance Companies. From 1992 to 1996, Mr. Cohen served as Vice President of our United National Insurance Companies. From 1971 to 1992, Mr. Cohen served as Senior Vice President and Eastern Regional/ Home Office Branch Manager for DVUA. Mr. Cohen earned his B.A. in Marketing from Temple University in 1970.
Code of Business Conduct and Ethics
      On January 26, 2004, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to all of the directors, officers, and employees of United America Indemnity, Ltd. and its subsidiaries. A copy of our Code of Business Conduct and Ethics is available on our website at www.uai.ky.

Executive Compensation
      The following table summarizes certain information concerning the annual and long-term compensation paid in 2003, 2004 and 2005 to Messrs. Morris, Tate, Schmidt, Bradley, Freudberg, Lear, Noonan and Saltzman in 2005 (collectively, the “Named Executive Officers”).
Summary Compensation Table

			Annual Compensation						Long-Term Compensation

									Restricted		Securities
							Other Annual		Stock		Underlying		All Other
Name and			Salary		Bonus		Compensation		Award(s)		Options/		Compensation
Principal Position	Year		($)(1)		($)		($)(2)		($)		SARs (#)		($)(3)(4)(5)

Joseph F. Morris,	2005	(6)	323,077		955,002	(7		) 8,040(8)	642,811	(9)	—		5,506
President	2004		—		—		—		—		—		—
UAI	2003		—		—		—		—		—		—
Kevin L. Tate,	2005		311,677		141,630		—		—		—		11,550
Chief Financial Officer	2004		300,000		109,894		—		—		—		11,275
UAI	2003		237,500		94,892		1,000		—		105,000		1,447,167
William F. Schmidt,	2005		364,000		250,250		—		—		—		11,550
President and Chief	2004		322,250		141,930		—		—		—		11,275
Executive Officer	2003		245,000		97,870		—		—		105,000		1,447,167
United America Insurance Group

David R. Bradley,	2005		57,115		—		—		—		—		228,998	(11)
Former UAI	2004		450,000		175,000		—		—		—		11,275
Chief Executive Officer	2003		0	(10)	—		—		—		199,998		—
Seth D. Freudberg,	2005		415,000		—		—		—		—		497,938	(12)
Former President and	2004		415,000		126,757		—		—		—		103,275	(13)
Chief Executive Officer	2003		415,000		207,277		1,000		—		400,000		1,048,339
Non-U.S. Operations
Robert A. Lear,	2005	(6)	387,692		665,020	(1	4	) 12,320	—		59,000	(15)	14,621
Retired Executive	2004		—		—		—		—		—		—
Chairman Penn	2003		—		—		—		—		—		—
Independent Corporation
Edward J. Noonan,	2005	(16)	306,923		378,640	(1	7	) —	—		—		—
Former Acting	2004		—		—		—		—		—		—
Chief Executive Officer	2003		—		—		—		—		—		—
UAI
Jon S. Saltzman,	2005	(18)	276,923		900,000		4,850	(19)	—		—		5,250	(20)
Former President	2004		—		—		—		—		—		—
UAI	2003		—		—		—		—		—		—

(1)	The salary and bonus amounts in this table reflect the amounts expensed in our financial statements for the applicable year. The 2003 amounts differ from the amounts set forth in our 2004 Proxy Statement summary compensation table, which showed the amounts reportable for individual income tax purposes.

(2)	For 2005, includes automobile allowance for Mr. Lear in the amount of $12,320, Mr. Morris in the amount of $7,150 and Mr. Saltzman in the amount of $4,550.

(3)	In 2003, in connection with the acquisition of certain of our U.S. Operations, Messrs. Tate, Schmidt and Freudberg, received retention payments relating to services through the closing of the acquisition and payments for the settlement of stock appreciation rights previously granted on shares of common stock of our indirect subsidiary, American Insurance Service, Inc. This stock appreciation rights plan was terminated on September 5, 2003. The aggregate amounts of these payments were as follows: Mr. Tate — $1,440,000, Mr. Schmidt — $1,440,000 and Mr. Freudberg — $1,040,000.

(4)	For 2005, includes matching contributions under our 401(k) plan for Messrs. Tate, Freudberg and Schmidt in the amount of $11,550, for Mr. Lear in the amount of $6,300 and for Mr. Morris in the amount of $2,869. For 2004, includes matching contributions under our 401(k) plan for Messrs. Bradley, Freudberg, Tate and Schmidt in the amount of $11,275. For 2003, includes matching contributions under our 401(k) plan in the following amounts: Mr. Tate — $7,215, Mr. Freudberg — $8,339 and Mr. Schmidt — $7,167.

(5)	Includes life insurance premium payments for Mr. Lear in the amount of $8,321 and Mr. Morris in the amount of $2,637.

(6)	Became an executive officer effective January 24, 2005.

(7)	Includes $390,000 signing bonus and $390,002 annual integration bonus with respect to fiscal year 2005 which was paid in 21,800 United America Indemnity, Ltd. Class A common shares.

(8)	Includes country club membership of $890.

(9)	Includes the accelerated $390,002 annual integration bonus with respect to fiscal year 2006 which was paid in the form of 21,800 United America Indemnity, Ltd. Class A common shares. The shares vest as follows: 20% on each of February 17, 2007 and February 15, 2008, and 60% on February 15, 2009. Also includes $252,809 bonus with respect to fiscal year 2005 which was paid in the form of 11,808 United America Indemnity, Ltd. Class A common shares. The shares vest in five equal installments commencing on February 16, 2007.

(10)	Mr. Bradley joined United America Indemnity, Ltd. in November 2003 and was not paid any cash compensation in 2003. Mr. Bradley resigned as Chief Executive Officer effective February 7, 2005.

(11)	Represents a severance payment of $225,000 and matching contributions under our 401(k) plan of $3,998.

(12)	Includes $158,000 in housing and transportation expenses for Mr. Freudberg and $328,388 pursuant to a Separation Agreement with Mr. Freudberg.

(13)	Includes $92,000 in housing and transportation expenses for Mr. Freudberg.

(14)	Includes $440,020 in retirement bonus.

(15)	Mr. Lear was granted 22,125 time vesting options which become exercisable in five equal installments commencing on December 31, 2005 and 36,875 performance vesting options which become exercisable in four equal installments based on the Company’s satisfaction of certain specified performance criteria for each of the fiscal years ending December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008. Pursuant to the terms of Mr. Lear’s Terms of Continued Employment Letter, Mr. Lear has forfeited 17,700 of the time vesting options and all of the performance vesting options.

(16)	Mr. Noonan was our Acting Chief Executive Officer from February 2005 to October 2005.

(17)	Mr. Noonan’s bonus was paid in 16,717 of our Class A common shares in February 2006.

(18)	Served as our President from January 24, 2005 through September 1, 2005.

(19)	Includes YMCA membership of $300.

(20)	Represents COBRA payments in the amount of $5,250.

Option/ SAR Grants in Last Fiscal Year

Individual Grants
Potential Realizable Value
	Number of		Percent of				at Assumed Annual Rates of
	Securities		Total Options				Stock Price Appreciation for
	Underlying		Granted to	Exercise of			Option Term
	Options		Employees in	Base Price	Expiration
Name	Granted (#)		Fiscal Year	($/Sh)	Date		5% ($)		10% ($)

Joseph F. Morris	—		—	—	—		—		—
Kevin L. Tate	—		—	—	—		—		—
William F. Schmidt	—		—	—	—		—		—

David R. Bradley	—		—	—	—		—		—
Seth D. Freudberg	—		—	—	—		—		—
Robert A. Lear	59,000	(1)	9.7	$17.81	12/31/06	(2)	6,681.75	(3)	13,584.75	(3)
Edward J. Noonan	—		—	—	—		—		—
Jon S. Saltzman	—		—	—	—		—		—

(1)	Pursuant to the terms of Mr. Lear’s Terms of Continued Employment Letter, Mr. Lear has forfeited 54,575 of these options.

(2)	Pursuant to the terms of Mr. Lear’s Terms of Continued Employment Letter, the expiration date for his 4,425 options that were not forfeited is December 31, 2006.

(3)	The potential realizable value was calculated for the 4,425 options that were not forfeited.

      The following table summarizes certain information with respect to the exercise of options to purchase our Class A common shares during 2005 by the Named Executive Officers and the unexercised options to purchase our Class A common shares held by the Named Executive Officers at December 31, 2005.
Aggregate Option/ SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/ SAR Values

						Value of Unexercised
	Shares		Number of Unexercised			In-the-Money Options at
	Acquired		Options at Year-End			Year-End ($)(1)
Name and	On Exercise	Value
Principal Position	(#)	Realized ($)	Exercisable	Unexercisable		Exercisable	Unexercisable

Joseph F. Morris,	—	—	—	—		—	—
President UAI
Kevin L. Tate,	—	—	48,563	56,437		$405,986	$471,813
Chief Financial Officer UAI
William F. Schmidt,	—	—	48,563	56,437		$405,986	$471,813
President and Chief Executive Officer United America Insurance Group

David R. Bradley,	—	—	—	—		—	—
Former Chief Executive Officer UAI
Seth D. Freudberg,	93,000	$1,753,044	28,175	—		$334,156	—
Former President and Chief Executive Officer Non-U.S. Operations
Robert A. Lear,	—	—	4,425	54,575	(2)	$2,434	$30,016
Retired Executive Chairman Penn Independent Corporation
Edward J. Noonan,	—	—	—	—		—	—
Former Acting Chief Executive Officer UAI
Jon S. Saltzman,	—	—	—	—		—	—
Former President UAI

(1)	The closing price of our Class A common shares on December 30, 2005, as reported by the NASDAQ National Market, was $18.36 per share.

(2)	Pursuant to the terms of Mr. Lear’s Terms of Continued Employment Letter, Mr. Lear has forfeited these options.
Compensation Committee Interlocks and Insider Participation
      Prior to May 2005, the Compensation Committee was comprised of our entire Board of Directors. Edward J. Noonan, one of our directors, was our acting Chief Executive Officer February 2005 to October 2005 and was a member of our Compensation Committee. Robert A. Lear, one of our directors, was the President and Chief Executive Officer of PIC and was a member of our Compensation Committee. Russell C. Ball, III, a former member of our Compensation Committee and a former member of our Leadership Development and Compensation Subcommittee of the Compensation Committee, served as an executive officer of certain of our U.S. subsidiaries when these subsidiaries were owned directly or indirectly by the Ball family trusts. None of the other members of our Board are or ever have been an officer or employee of United America Indemnity, Ltd. or of any of its subsidiaries. Other than Mr. Ball, none of the members of the Leadership Development and Compensation Subcommittee of the

Compensation Committee are or ever have been an officer or employee of United America Indemnity, Ltd. or any of its subsidiaries. None of our executive officers served as a director or a member of the compensation committee of another company, one of whose executive officers served as a member of our Board of Directors, Compensation Committee, or Leadership Development and Compensation Subcommittee. For additional information, see “Our Relationship with Fox Paine & Company” and “Certain Other Relationships and Related Transactions.”
Employment Agreements
      In March 2006, Mr. Morris entered into an employment agreement with United America Indemnity Group, Inc. (“UAIGI”), an indirect, wholly owned subsidiary of United America Indemnity, Ltd., under which Mr. Morris agreed to serve as our President and as President of UAIGI, and to resign as Chief Executive Officer of Penn-America Group, Inc. and its insurance subsidiaries. The employment agreement provides for an initial term through February 2009, with an additional three year extension term and one-year renewal terms thereafter, unless either party gives 90 days’ prior written notice of non-renewal to the other. Mr. Morris will receive a base salary of $400,000 subject to adjustment (“base salary”) and will be eligible for an annual cash bonus of 62.5% of his base salary at the achievement of certain operating income targets, with a maximum bonus opportunity of 87.5% of his base salary.
      Mr. Morris will also be eligible for two different equity compensation opportunities. One will be based on our annual achievement of certain operating income targets and the other will be based on our return on equity. Mr. Morris will be eligible in the fourth year and in each year thereafter of his employment under the employment agreement to a grant of our Class A common shares with a value ranging from 30% of his base salary (if our operating income is at least 85% of the target) up to 50% of base salary (if our operating income is at or greater than the target). With respect to the equity compensation based on our return on equity (the “ROE Bonus Component”), Mr. Morris shall be granted shares worth 17.5%, 50% or 100% of his base salary depending on our achievement of return on equity targets of 10%, 12% or 15%, respectively. These grants will vest in three equal installments. Mr. Morris is also eligible for an integration bonus on the basis of our 2005 performance (the “Integration Bonus”). This integration bonus is equal to the number of shares equal to the quotient of $780,000 and $17.89 and was granted in February 2006. Half of this annual integration bonus was vested immediately upon grant while the remaining half will vest on April 1 of 2007, 2008 and 2009 in installments of 20%, 20% and 60%, respectively. If a “change in control” (as such term is defined in the employment agreement) occurs on or prior to December 31, 2010, Mr. Morris will be eligible for an additional integration award of our Class A common shares based on the compounded annual growth in book value per Class A common share. This integration bonus will range from 25,000 to 75,000 Class A common shares depending upon the growth in our book value from January 1, 2006 to the date on which the change in control occurs, subject to a possible increase in the number of shares based on the per share value paid to shareholders in connection with the change in control as a function of the book value of the shares acquired by the acquirer in connection with the change in control.
      The employment agreement also imposes non-compete, non-solicitation, no-hire and confidentiality obligations on Mr. Morris for a period of 18 months following the termination of his employment for any reason.
      Under the employment agreement, UAIGI may terminate Mr. Morris upon his “disability” (as such term is defined in the employment agreement) or upon his death, in which case no severance benefits will be payable. Mr. Morris may terminate his employment with or without “good reason” (as such term is defined in the employment agreement) following 30 days’ written notice to UAIGI. If Mr. Morris terminates his employment for good reason, the employment agreement and all obligations of UAIGI shall terminate effective upon Mr. Morris’s notice of termination, and Mr. Morris will receive all salary payments, benefits and severance pay that would have been payable to him as if Mr. Morris were terminated by UAIGI without cause. If (i) UAIGI terminates Mr. Morris without cause, or (ii) in connection with the expiration of the relevant term of employment, UAIGI gives notice of non-renewal of the agreement or (iii) Mr. Morris terminates his employment for good reason, Mr. Morris shall be paid “severance benefits” (as such term is defined in the agreement), subject to his execution of a general release, equal to 1.5 times his then base salary paid in 18 monthly installments, a pro rata portion of the cash bonus and ROE Bonus Component to the extent performance goals are met, continued vesting of any awarded but unvested restricted stock and non-qualified options until fully vested, the continued vesting of the Integration Bonus, and the maintenance of medical, dental and life insurance coverage for a period of 18 months.
      If Mr. Morris is terminated for “cause” (as such term is defined in the employment agreement), Mr. Morris shall be entitled, subject to his execution of a general release, to certain limited severance benefits, consisting of 18 months of his then base salary and medical and dental benefits.
      The payment of severance benefits and limited severance benefits is subject to any delays imposed by applicable law (such as the six month delay in payment applicable to key employees under Section 409A of the Internal Revenue Code).
      Messrs. Tate and Schmidt have executive employment agreements with United National Insurance Company, or “UNIC,” an indirect wholly-owned subsidiary of United America Indemnity, Ltd. The agreements provide for an initial employment term through December 31, 2008, with additional one-year renewal terms unless either party gives 90 days’ prior written notice of non-renewal to the other. If UNIC elects not to renew the agreements at the end of the initial term, and the executives have otherwise performed satisfactorily, the executives will receive, conditioned upon execution of a general release and compliance with post-termination obligations, monthly payments of base salary until the earlier of six months following the date of termination or the commencement of full-time employment with another employer.
      With respect to the annual cash compensation, the agreements provide that Mr. Tate is entitled to an annual direct salary of not less than $312,000 and Mr. Schmidt is entitled to an annual direct salary of not less than $350,000. The annual direct salaries are subject to review on an annual basis. Both are also eligible for an annual bonus, conditioned on the achievement of performance targets included in the Amended and Restated Annual Incentive Awards Program adopted by our Board of Directors.
      Under the agreements, UNIC may also terminate the executive for “cause” or if the executive becomes “disabled” (as such terms are defined in the agreement) or upon the death of the executive, in which case (1) the executive would not be entitled to any separation payments in the case of a termination for cause or death, and (2) in the case of disability, the executive would be entitled to six months of base salary payable monthly (subject to reduction for disability payments otherwise received by the executive), and conditioned upon the execution by the executive of a general release and compliance with post-termination obligations.
      If UNIC terminates the executive without “cause” or he resigns as a result of the relocation of the principal executive offices of UNIC or the business relocation of the executive (in both cases without UNIC offering the executive a reasonable relocation package), UNIC has agreed to severance pay of 18 months, payable monthly, and subject to the execution of a general release and further adjustment for the equity compensation package granted to such executive.
      During this severance period, UNIC is also obligated to maintain any medical, health, and accident plan or arrangement in which the executive participates until the earlier of the end of the severance period or the executive becoming eligible for coverage by another employer and subject to the executive continuing to bear his share of coverage costs.
      The agreements with UNIC also impose non-compete, non-solicitation, and confidentiality obligations on the executive upon his termination for any reason. The agreement provides that for a period of 18 months following the termination of employment for any reason (but in the case of termination for cause, only after a determination by our Board of Directors of such substantial failure to perform), the executive shall not engage directly or indirectly, whether as owner, manager, operator, or otherwise, in any property and casualty insurance or reinsurance company that writes more than 15% of its written premium by issuing commercial insurance policies for businesses through a network of wholesale or managing general agents on a binding authority basis. The agreements contain non-solicitation provisions that prohibit the executive, for a period of 18 months following termination of employment, from doing business with any employee, officer, director, agent, consultant, or independent contractor employed by or performing services for UNIC, or engaging in insurance-related business with any party who is or was a customer of UNIC during the executive’s employment (or during such 18-month period), or a business prospect of UNIC during the executive’s employment. The employment agreements also provide that the executive may elect to forego separation payments and certain equity awards and in return no longer be subject to certain provisions of the non-competition restrictions (such as those prohibiting engaging in the specialty and casualty insurance business or any business engaging in the insurance agency or brokerage business), but still remain subject to the other non-compete provisions, confidentiality provisions, and non-solicitation provisions of the agreement. If the executive violates his restrictive covenants or confidentiality obligations, the employment agreements also have provisions that permit UNIC to recover gain realized by the executive upon the exercise of options or sale of shares during a designated period, to purchase his shares at the lesser of cost or fair market value and for the forfeiture of any unexercised options.
      In connection with the execution of their employment agreements, the executives also purchased 26,250 of our Class A common shares at a purchase price of $10.00 per share, which are subject to the terms of a restricted share purchase agreement. Previously, the shares were also subject to a management shareholders agreement, which subjected the Class A common shares acquired to certain transfer restrictions. In 2005, the management shareholders agreement was terminated.
      The executives have been granted various options to purchase our Class A common shares. The first set of options granted on September 5, 2003 have an exercise price of $10 per share and initially provided for vesting over time in 20% increments over a five-year period, with any unvested options forfeitable upon termination of the executive’s employment for any reason (including cause). The executives were granted 39,375 of these options. Effective December 31, 2005, the vesting schedule was amended so that 20% vested as of December 31, 2004, 40% vested as of December 31, 2005, 52% is vested as of December 31, 2006, 64% is vested as of December 31, 2007 and 100% is vested as of December 31, 2008. The second set of options are performance-vesting options granted on September 5, 2003, having an exercise price of $10 per share and initially provided vesting in 25% increments over a four-year period and conditioned upon our achieving various operating targets. The executives were granted 65,625 of these options. Effective December 31, 2005, the terms of these performance-vesting options were amended in order to eliminate the performance criteria. The performance hurdle with respect to accelerated option vesting upon a change of control was also eliminated. As a result, the options vest and become exercisable in accordance with the following timetable, without regard to performance criteria: 0% vested as of December 31, 2004, 50% vested as of December 31, 2005, 60% is vested as of December 31, 2006, 70% is vested as of December 31, 2007 and 100% is vested as of December 31, 2008. All of the unvested options will become vested upon a change of control of our company if Fox Paine & Company has achieved a specified rate of return on its investment in us.
      It is anticipated that a new employment agreement with Mr. Schmidt reflecting Mr. Schmidt’s position as President and Chief Executive Officer of United America Insurance Group will be finalized in 2006.
      Mr. Noonan, our former Acting Chief Executive Officer, entered into a letter agreement with us that provided for his employment commencing on February 7, 2005. Mr. Noonan’s term as Acting Chief Executive Officer expired on October 7, 2005. Pursuant to the terms of the letter agreement, Mr. Noonan was subject to non-compete, non-solicitation, no-hire and confidentiality obligations for a period of six months.
      Mr. Bradley, our former Chief Executive Officer, entered into an employment agreement with us that provided for a five-year employment term, commencing on November 11, 2003 and ending on December 31, 2008. Mr. Bradley resigned effective February 7, 2005. Under the terms of Mr. Bradley’s separation agreement, Mr. Bradley received six monthly installments of $37,500 beginning on April 1, 2005 and a bonus with respect to 2004 of $175,000. The separation agreement also imposed non-compete, non-solicitation, no-hire and confidentiality obligations on Mr. Bradley for a period of six months. On

December 19, 2003, Mr. Bradley purchased 33,333 Class A common shares at the initial public offering price of $17 per share (which were fully vested upon purchase) and received 166,665 options with an exercise price equal to $17 per share. Pursuant to the terms of his separation agreement, Mr. Bradley was fully vested in 10,833 of these options and the remaining options were forfeited. As the 10,833 options were not exercised within 90 days of his departure, the options were forfeited. All shares purchased by Mr. Bradley were subject to the terms of a management shareholders agreement. However, pursuant to the terms of the separation agreement, the shares were removed from the scope of the management shareholders agreement.
      Mr. Saltzman, our former President, entered into an employment agreement with us, Penn-America Group, Inc. and its insurance subsidiaries that provided for a three-year employment term, commencing on January 24, 2005 and ending on January 24, 2008. Mr. Saltzman resigned effective September 1, 2005. Under the terms of Mr. Saltzman’s separation agreement, Mr. Saltzman continued to earn his base salary of $450,000 through the effective date of his resignation and it was agreed that he would not be eligible to receive any benefits under (i) Penn-America’s 2005 KEIC Bonus Plan or PNG’s 2004 KEIC Bonus Plan. (ii) the Restricted Share Plan, (iii) the car allowance or (iv) the Annual Integration Bonus, each as referred to in Mr. Saltzman’s Employment Agreement. All unvested options held by Mr. Saltzman were forfeited. The separation agreement also imposes non-compete, non-solicitation, no-hire and confidentiality obligations on Mr. Saltzman for a period of eighteen months.
      Mr. Lear, former President and Chief Executive Officer of Penn Independent Corporation (“PIC”), an indirect wholly-owned subsidiary of the Company, entered into an executive employment agreement with PIC that provided for an initial employment term commencing on October 14, 2004 and ending on January 24, 2008. On November 16, 2005, the Company, PIC and Mr. Lear entered into a letter agreement that amended the terms of Mr. Lear’s executive employment agreement. The letter agreement provides that Mr. Lear would be employed as the Executive Chairman of PIC through January 31, 2006. Mr. Lear continued to earn his base salary of $420,000 through December 2005, and, as further detailed in the letter agreement, received an increase in his base salary rate effective January 1, 2006. Mr. Lear continued to remain eligible for an annual bonus only with respect to 2005. In addition Mr. Lear received an integration bonus payment of $125,000 on PIC’s first payroll date in 2006 in respect of his efforts to successfully integrate PIC’s operations with those of the Company. Mr. Lear shall also receive a retirement bonus equal to his 2006 salary, which shall be paid in several installments during 2006. Mr. Lear may exercise any options to purchase United America Indemnity, Ltd. Class A common shares (“Options”) in which Mr. Lear is vested as of January 31, 2006 until December 31, 2006. Any unvested Options as of January 31, 2006 have expired.
      Mr. Freudberg, former President and Chief Executive Officer of our Non-U.S. Operations, entered into an employment agreement with Wind River Insurance Company, Ltd. (“Wind River”), an indirect wholly-owned subsidiary of United America Indemnity, Ltd., that provided for an employment term commencing on May 4, 2004 and ending on December 31, 2008. Mr. Freudberg resigned effective January 1, 2006. Under the terms of Mr. Freudberg’s separation agreement, Mr. Freudberg continued to earn his base salary of $415,000 until the effective date of his resignation. Through December 31, 2005, Mr. Freudberg continued to receive a monthly house rental payment and travel allowance. Subject to certain limitations, Mr. Freudberg was also entitled to reimbursement for documented reasonable moving costs incurred in transporting personal items back to the United States. Furthermore, the separation agreement removed certain restrictions relating to (i) 50,000 shares of Class A common shares of the Company purchased by Mr. Freudberg, (ii) 15,000 time vesting options to purchase Class A common shares held by Mr. Freudberg (“Time Vesting Options”), and (iii) 106,175 Tranche A options to purchase Class A common shares held by Mr. Freudberg (“Tranche A Options”). Mr. Freudberg shall be permitted to sell the 50,000 Class A common shares and to exercise the respective stock options in the manner set forth in the Separation Agreement. All remaining time vesting, performance vesting and Tranche A options granted to Mr. Freudberg during his employment were cancelled upon execution of the separation agreement. In connection with the cancellation of Mr. Freudberg’s remaining vested Tranche A Options, Wind River made a one-time payment to Mr. Freudberg of $328,388 in cash, subject to applicable taxes and withholding, for the cancellation of 93,825 Tranche A Options. Following the January 1, 2006 separation date, Mr. Freudberg is subject to non-competition, non-solicitation and confidentiality restrictions, as more fully set forth in the Separation Agreement. Following Mr. Freudberg’s resignation and subject to certain conditions, Mr. Freudberg will be reimbursed at a rate of $275 per hour for certain additional assistance on ongoing matters.
Compensation Committee Report on Executive Compensation
      The Compensation Committee was comprised of all of the members of our Board of Directors until May 2005. Effective May 2005, the Compensation Committee consisted of Messrs. Cozen, Fox, Paine, Porat and Thacker. The principal duties of the Compensation Committee are to annually review and determine the compensation of our executive officers, approve employment contracts and related agreements, approve any cash incentives and deferred compensation for executive officers, approve any compensation programs and any grants involving the use of our Class A common shares and other equity securities, and otherwise administer any equity-based compensation plans.

Compensation Policies
      Our executive compensation program is designed to support the overall objective of maximizing long-term shareholder value by aligning the interests of executives with the interests of shareholders and rewarding executives for achieving corporate and individual objectives. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of qualified executives in the competitive market for their services. For the fiscal year ended December 31, 2005, our executive compensation program was comprised of three principal components: base salary, annual cash bonus incentives and long-term incentive opportunities through options to purchase our Class A common shares and the award of restricted Class A common shares.

Base Salary
      Base salary levels for our executive officers are generally intended to compensate executives at salary levels of comparable companies which place an emphasis on long-term compensation incentives such as options and restricted shares. Base salaries are determined on an individual basis by evaluating each executive’s scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. Base salaries are reviewed annually by the Compensation Committee. The actual base salaries for the Named Executive Officers in fiscal year 2005 are set forth in the salary column of the Summary Compensation Table.

Annual Cash Bonus Incentives
      Annual cash bonuses tied to our performance are a component of executive compensation and are designed to motivate the executives to focus on our performance for the fiscal year. The employment agreements of certain executive officers provide for annual performance based bonus payments up to a certain percentage of base salary if we meet certain business targets. In addition, our Board of Directors has approved an Annual Incentive Awards Program. Under the Annual Incentive Awards Program, the Compensation Committee may from time to time award discretionary bonuses to certain executive officers based upon certain objective performance-based criteria. The criteria relate to certain performance goals, such as net income and individual performance expectations as established and approved by the Compensation Committee. Award opportunities under the Annual Incentive Awards Program are based on a percentage of base salary, ranging from 5% to 200%.

Long-Term Incentives
      Our executive officers are eligible to receive options to purchase our Class A common shares, restricted Class A common shares, and other share-based awards under our Share Incentive Plan. Grants under the Share Incentive Plan are an important component of our compensation mechanism and are designed to motivate the executive to manage United America Indemnity, Ltd. and its subsidiaries from the perspective of an owner. Eligibility for awards under the Share Incentive Plan is determined by the Compensation Committee, in its sole discretion. The level of grants varies based on the individual’s ability to impact long-term results.

Chief Executive Officer Compensation
      The Compensation Committee generally uses the same factors in determining the compensation of our Chief Executive Officer as it does for our other executive officers. During 2005, David R. Bradley served as our Chief Executive Officer from January 2005 until he resigned in February 2005, and Edward J. Noonan served as our Acting Chief Executive Officer from February 2005 until he resigned in October 2005. Since Mr. Noonan’s resignation, we have not appointed a new Chief Executive Officer. In light of these developments during 2005, the compensation paid to Mr. Bradley, Mr. Noonan, and the persons performing the functions of a principal executive officer since October 2005 was not directly related to our performance in 2005.

The Compensation Committee

Saul A. Fox
Troy W. Thacker
W. Dexter Paine, III
Dr. M. Moshe Porat
Stephen A. Cozen

Performance Graph
      The graph below compares the cumulative total return to holders of our Class A common shares, to such return for the NASDAQ Stock Market Index and the NASDAQ Insurance Stocks Index, for the period commencing December 16, 2003 and ending on December 31, 2005. The indices are included for comparative purposes only. They do not necessarily reflect management’s opinion that such indices are an appropriate measure of relative performance of our Class A common shares and are not intended to forecast or be indicative of future performance of the Class A common shares. The graph assumes that the value of the investment in our Class A common shares and each index was $100 at December 16, 2003 and that all dividends were reinvested.

	December 16, 2003	December 31, 2003	December 31, 2004	December 31, 2005

United America Indemnity, Ltd.	$100.0	$103.9	$109.5	$108.0
Nasdaq Stock Market Index	100.0	104.1	113.1	114.6
Nasdaq Insurance Stocks Index	100.0	103.1	123.4	134.9
Principal Shareholders and Security Ownership of Management
      The table on the following page sets forth certain information concerning the beneficial ownership of our common shares as of March 13, 2006, including the percentage of our total voting power such shares represent on an actual basis, by:

•	each of our executive officers;

•	each of our directors;

•	each holder known to us to hold beneficially more than 5% of any class of our shares; and

•	all of our executive officers and directors as a group.

      As of March 13, 2006, the following share capital of United America Indemnity, Ltd. was issued and outstanding:

•	24,154,594 Class A common shares; and

•	12,687,500 Class B common shares, each of which is convertible at any time at the option of the holder into one Class A common share.
Based on the foregoing, and assuming each Class B common share is converted into one Class A common share, as of March 13, 2006, there would have been 36,842,094 Class A common shares issued and outstanding.
      Except as otherwise set forth in the footnotes to the table, each beneficial owner has the sole power to vote and dispose all shares held by that beneficial owner.

Principal Shareholders and Security Ownership of Management(1)

					% Total	% As-
	Class A		Class B		Voting	Converted
	Common Shares		Common Shares		Power(2)	Ownership(3)
Name and address of
Beneficial Owner**	Shares	%	Shares	%	%	%

Fox Paine & Company(4)	14,310,226	38.8%	12,687,500	100%	85.1%	38.8%
The PNC Financial Services Group, Inc.(5)	3,369,269	13.9%	—	—	2.2%	9.1%
Russell C. Ball, III(6)(7)	2,490,510	10.3%	—	—	1.6%	6.8%
Ball family trusts(8)	2,487,569	10.3%	—	—	1.6%	6.8%
William F. Schmidt(9)	74,813	*	—	—	*	*
Kevin L. Tate(9)	74,813	*	—	—	*	*
Joseph F. Morris	72,839	*	—	—	*	*
Seth D. Freudberg (10)	56,675	*	—	—	*	*
M. Moshe Porat(7)	48,350	*	—	—	*	*
Edward J. Noonan	32,235	*	—	—	*	*
Robert A. Lear(7)(11)	13,344	*	—	—	*	*
Richard L. Duszak	13,067	*	—	—	*	*
John J. Hendrickson (12)	10,106	*	4,417	*	*	*
Stephen A. Cozen	10,041	*	—	—	*	*
Saul A. Fox(13)	5,846	*	—	—	*	*
Kenneth J. Singleton	5,105	*	—	—	*	*
W. Dexter Paine, III(7)(13)	4,476	*	—	—	*	*
Troy W. Thacker(13)	3,656	*	—	—	*	*
Michael J. McDonough(7)	3,446	*	—	—	*	*
All directors and executive officers as a group (14) (consists of 17 persons)	2,994,135	12.4%	4,417	*	2.0%	8.1%

*	The percentage of shares beneficially owned does not exceed 1%.

**	Unless otherwise indicated, the address for each beneficial owner is c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands.

(1)	The numbers of shares set forth in these columns are calculated in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934. As a result, these figures assume the exercise or conversion by each beneficial owner of all securities that are exercisable or convertible within 60 days of March 13, 2006. In particular, Class A common shares that may be acquired by a particular beneficial owner upon the conversion of Class B common shares are deemed to be outstanding for the purpose of computing the percentage of the Class A common shares owned by such beneficial owner but are not deemed to be outstanding for the purpose of computing the percentage of the Class A common shares owned by any other beneficial owner. As a result, the percentages in these columns do not sum to 100%.

(2)	The percentages in this column represent the percentage of the total outstanding voting power of United America Indemnity, Ltd. that the particular beneficial owner holds. The numerator used in this calculation is the total votes to which each beneficial owner is entitled, taking into account that each Class B common share has ten votes, and the denominator is the total number of votes to which all outstanding shares of United America Indemnity, Ltd. are entitled, again taking into account that each Class B common share has ten votes.

(3)	The percentages in this column represent the percentage of the total outstanding share capital of United America Indemnity, Ltd. that a particular beneficial owner holds on an as-converted basis,

assuming that each Class B common share is converted into one Class A common share. As of March 13, 2006, there were 36,842,094 Class A common shares issued and outstanding on this basis. The numerator used in this calculation is the total number of Class A common shares each beneficial owner holds on an as-converted basis and the denominator is the total number of Class A common shares on an as-converted basis.

(4)	The security holders are: U.N. Holdings (Cayman), Ltd.; and U.N. Co-Investment Fund I (Cayman), L.P.; U.N. Co-Investment Fund II (Cayman), L.P.; U.N. Co-Investment Fund III (Cayman), L.P.; U.N. Co-Investment Fund IV (Cayman), L.P.; U.N. Co-Investment Fund V (Cayman), L.P.; U.N. Co- Investment Fund VI (Cayman), L.P.; U.N. Co-Investment Fund (Cayman) VII, L.P.; U.N. Co-Investment Fund VIII (Cayman), L.P.; and U.N. Co-Investment Fund IX (Cayman), L.P. (collectively, the “Co-Investment Funds”). A majority of the outstanding share capital of U.N. Holdings (Cayman), Ltd. is held by Fox Paine Capital Fund II International, L.P. The sole managing general partner of Fox Paine Capital Fund II International, L.P. is Fox Paine Capital International Fund GP, L.P. The sole general partner of Fox Paine Capital International Fund GP, L.P. is Fox Paine International GP, Ltd. As a result, each of Fox Paine Capital Fund II International, L.P., Fox Paine Capital International Fund GP, L.P., and Fox Paine International GP, Ltd. may be deemed to control U.N. Holdings (Cayman), Ltd. The sole general partner of each of the Co-Investment Funds is Fox Paine Capital Co-Investors International GP, Ltd., which, together with Fox Paine Capital International Fund GP, L.P., as its sole shareholder, and Fox Paine International GP, Ltd., as the sole general partner of Fox Paine Capital International Fund GP, L.P., may be deemed to control such funds. In addition, pursuant to a management agreement with Fox Paine Capital International GP, Ltd. and Fox Paine Capital Fund II International, L.P., Fox Paine & Company, LLC acts as the investment advisor for certain of the security holders and, consequently, may be deemed to be the indirect beneficial owner of such securities. Fox Paine International GP, Ltd., as the general partner of Fox Paine Capital International Fund GP, L.P., may terminate that management agreement at any time in its sole discretion. Fox Paine International GP, Ltd. disclaims ownership of any securities that Fox Paine Capital International Fund GP, L.P. may beneficially own to the extent of any partnership interests in Fox Paine Capital International Fund GP, L.P. that persons other than Fox Paine International GP, Ltd. hold. Fox Paine Capital International Fund GP, L.P., in turn, disclaims ownership of any securities that Fox Paine Capital Fund II International, L.P. and Fox Paine Capital Co-Investors International GP, Ltd. may beneficially own to the extent of any partnership or share capital interests in Fox Paine Capital Fund II International, L.P. and Fox Paine Capital Co-Investors International GP, Ltd., respectively, that persons other than Fox Paine Capital International Fund GP, L.P. hold. Fox Paine Capital Fund II International, L.P. disclaims ownership of any securities that U.N. Holdings (Cayman), Ltd. beneficially owns to the extent of any share capital interests in U.N. Holdings (Cayman), Ltd. that persons other than Fox Paine Capital Fund II International, L.P. hold. Fox Paine Capital Co-Investors International GP, Ltd. disclaims ownership of any securities that the Co-Investment Funds beneficially own to the extent of any partnership interests in the Co-Investment Funds that persons other than Fox Paine Capital Co-Investors International GP, Ltd. hold. Fox Paine & Company, LLC disclaims ownership of any securities that it or any of the foregoing security holders may beneficially own.

(5)	Based on information provided pursuant to an amended Schedule 13G filed with the Securities and Exchange Commission jointly on February 14, 2006 by The PNC Financial Services Group, Inc., PNC Bancorp, Inc. (a wholly owned subsidiary of The PNC Financial Services Group, Inc.), PNC Bank, National Association (a wholly owned subsidiary of PNC Bancorp, Inc.), and BlackRock Advisors, Inc. (an indirect subsidiary of PNC Bancorp, Inc.). BlackRock Advisors, Inc., an investment advisor, reported that it has sole voting and dispositive power of 881,700 Class A common shares. PNC Bank, National Association reported that, as a co-trustee of each of the Ball family trusts described in footnote 8, it may be deemed to have shared voting and dispositive power over all of the 2,487,569 shares held by the Ball family trusts. PNC Bancorp, Inc., a holding company, through its control of BlackRock Advisors, Inc. and PNC Bank, National Association,

reported that it has sole voting and dispositive power of 881,700 Class A common shares and may be deemed to have shared voting and dispositive power over all of the 2,487,569 shares held by the Ball family trusts. The PNC Financial Services Group, Inc., a holding company, through its control of PNC Bancorp, Inc., reported that it has sole voting and dispositive power of 881,700 Class A common shares and may be deemed to have shared voting and dispositive power over all of the 2,487,569 shares held by the Ball family trusts. The address for The PNC Financial Services Group, Inc. and PNC Bank, National Association is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. The address for PNC Bancorp, Inc. is 222 Delaware Avenue, Wilmington, Delaware 19899. The address for BlackRock Advisors, Inc. is 100 Bellevue Parkway, Wilmington, Delaware 19809.

(6)	Represents 2,941 Class A common shares issued under the Share Incentive Plan and an additional 2,487,569 Class A common shares held indirectly by Mr. Ball, who is a co-trustee of each of the Ball family trusts described in footnote 8, and, therefore, may be deemed to share voting and dispositive power over all of the Class A common shares held by the Ball family trusts. Mr. Ball’s address is c/o Wind River Holdings, L.P., 555 Croton Road, Suite 300, King of Prussia, Pennsylvania 19406.

(7)	Current director who has not been nominated for re-election.

(8)	The security holders are the following trusts: Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/w of Russell C. Ball, Sr., as appointed by Russell C. Ball, Jr., f/b/o Russell C. Ball, III; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/w of Russell C. Ball, Sr., as appointed by Russell C. Ball, Jr., f/b/o Andrew L. Ball; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t of Ethel M. Ball, dated 2/9/67, as appointed by Russell C. Ball, Jr., f/b/o Russell C. Ball, III; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t of Ethel M. Ball, dated 2/9/67, as appointed by Russell C. Ball, Jr., f/b/o Andrew L. Ball; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t of Russell C. Ball, Jr., dated 11/9/67; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t Russell C. Ball, Jr., dated 6/9/69; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t Russell C. Ball, Jr., dated 1/29/70; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t Russell C. Ball, Jr., dated 1/24/73; Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t Russell C. Ball, Jr., dated 12/22/76 f/b/o Russell C. Ball, III; and Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., trustees u/a/t Russell C. Ball, Jr., dated 12/22/76 f/b/o Andrew L. Ball. Russell C. Ball, III, Andrew L. Ball and PNC Bank, N.A. are each co-trustees of each trust and, therefore, may be deemed to share voting and dispositive power over all of the Class A common shares held by the Ball family trusts. The address for each of the Ball family trusts is c/o Wind River Holdings, L.P., 555 Croton Road, Suite 300, King of Prussia, Pennsylvania 19406.

(9)	Includes 48,563 Class A common shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

(10)	Mr. Freudberg resigned as President, Chief Executive Officer and a director of our Non-U.S. Operations effective January 1, 2006.

(11)	Includes 4,425 Class A common shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days. Mr. Lear retired as Executive Chairman of Penn Independent Corporation effective January 31, 2006. Pursuant to the Terms of Continued Employment Letter, Mr. Lear’s options remain exercisable until the later of December 31, 2006 or the date such options would have expired absent the Terms of Continued Employment Letter.

(12)	Mr. Hendrickson owns a 99.9% limited partner interest in a limited partnership that holds 1,351 Class A common shares and 4,417 Class B common shares. Mr. Hendrickson is Managing Partner of SFRi, LLC, which holds 600 Class A common shares.

(13)	Each of Messrs. Fox, Paine and Thacker is a shareholder of Fox Paine International GP, Ltd., which acts through its board of directors, which currently consists of Messrs. Fox and Paine. In addition, Messrs. Fox and Paine are members of Fox Paine & Company, LLC. Each of Messrs. Fox, Paine and Thacker disclaims beneficial ownership of all shares held by U.N. Holdings (Cayman), Ltd. and each of the Co-Investment Funds, except to the extent of his indirect pecuniary interest in such shares through ownership of such entities.

(14)	Includes 150,114 Class A common shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

Our Relationship with Fox Paine & Company
      In this Proxy Statement, unless the context requires otherwise, the term “Fox Paine & Company” refers to Fox Paine & Company, LLC and affiliated investment funds.

Investment Agreement
      On September 5, 2003, Fox Paine & Company made an aggregate capital contribution of $240.0 million to us, in exchange for an aggregate of 10.0 million Class B common shares and 14.0 million Series A preferred shares, and we acquired Wind River Investment Corporation, the holding company for our U.S. Operations, from a group of family trusts affiliated with the Ball family of Philadelphia, Pennsylvania. Before September 5, 2003, Wind River Investment Corporation was owned by the Ball family trusts and had no relationship with Fox Paine & Company, other than as described in this section.
      To effect the acquisition, we used $100.0 million of this $240.0 million capital contribution to purchase a portion of the common stock of Wind River Investment Corporation held by the Ball family trusts. We then purchased the remainder of the outstanding common stock of Wind River Investment Corporation that was also held by the Ball family trusts, paying consideration consisting of 2.5 million Class A common shares, 3.5 million Series A preferred shares and senior notes issued by Wind River Investment Corporation having an aggregate principal amount of approximately $72.8 million, which have since been paid off as described below (the “Senior Notes”).
      Of the remaining $140.0 million contributed to us, we then contributed $80.0 million to our U.S. Operations, used $42.4 million to capitalize our Non-U.S. Operations and used $17.6 million to fund fees and expenses incurred in connection with the transaction.
      On July 20, 2005, Wind River Investment Corporation paid the Ball family trusts $74,482,021 for the prepayment of the $72.8 million principal and related interest due as of July 20, 2005 on the Senior Notes. The terms of the prepayment agreement required the Ball family trusts to pay Wind River Investment Corporation for $0.3 million of the issuance costs of new senior notes issued to institutional accredited investors plus $1.0 million of the incremental interest costs that United America Indemnity Group is estimated to incur under the new senior notes to institutional accredited investors.
      The Ball family trusts have agreed to indemnify us for certain breaches of representations, warranties and covenants in the Investment Agreement. As the Senior Notes have been prepaid, any indemnification payment due can no longer be offset against outstanding interest or outstanding principal and the Ball family trusts must instead make the indemnification payment directly to us. Further, if we receive proceeds from settlement arrangements we enter into with certain of our obligors, the amount that would have increased the principal amount of the Senior Notes will instead be paid in cash to the Ball family trusts.
      Wind River Investment Corporation held two wholly-owned subsidiaries prior to August 18, 2003. The subsidiaries included American Insurance Service, Inc. and a real estate company. On August 18, 2003, the real estate subsidiary was spun off to the Ball family trusts. The historical financial data for United America Indemnity, Ltd. has been adjusted to exclude the activity related to the former real estate subsidiary because Wind River Investment Corporation (through American Insurance Service, Inc. and its subsidiaries) and the real estate subsidiary participated in dissimilar businesses; they were operated and financed autonomously; and they had only incidental common costs. Additionally, Wind River Investment Corporation and the former subsidiary have been operated and financed autonomously following the spin-off and there are no material financial commitments, guarantees or contingent liabilities between the companies.

Shareholders Agreement
      The material terms of the Shareholders Agreement are described below.
      Board Composition. The Shareholders Agreement provides that our Board of Directors shall be comprised of no fewer than seven directors. Fox Paine & Company has the right to nominate no fewer than five of the members of the Board of Directors. Fox Paine & Company nominated Saul A. Fox, Troy W. Thacker, John J. Hendrickson, Edward J. Noonan and Stephen A. Cozen for election as directors at the 2006 Annual General Meeting pursuant to its rights under the Shareholders Agreement.
      Transferability Rights. The Shareholders Agreement provides that the Ball family trusts generally cannot transfer any Class A common shares, whether currently owned or subsequently acquired, without the approval of our Board of Directors, except to another Ball family trust or their affiliates or to a principal beneficiary of any Ball family trust, and except for transfers made in accordance with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).
      Fox Paine & Company agreed that, if it proposed to transfer any Class A and Class B common shares to an unaffiliated third party, it would provide the Ball family trusts with customary “tag-along” rights. Namely, in any such sale, the Ball family trusts would be permitted to participate in such transfer by selling a number of shares that bears the same proportion to the aggregate number of shares that they hold, as the number of shares proposed to be sold by Fox Paine & Company bears to the aggregate number of shares held by Fox Paine & Company. Similarly, the Ball family trusts have agreed that, if Fox Paine & Company proposes to transfer Class A and Class B common shares in such amounts that following such transfer, Fox Paine & Company will no longer have a majority of the outstanding shares, Fox Paine & Company will have “drag-along” rights against the Ball family trusts. Specifically, Fox Paine & Company will have the right to require the Ball family trusts to transfer a number of shares that bears the same proportion to the aggregate number of shares that they hold, as the number of shares proposed to be sold by Fox Paine & Company bears to the aggregate number of shares held by Fox Paine & Company.
      Each of United America Indemnity, Ltd. and Fox Paine & Company further agreed to provide the Ball family trusts with “piggyback” registration rights under the Securities Act in connection with any registered offering of common shares by United America Indemnity, Ltd. or shareholders of United America Indemnity, Ltd., including Fox Paine & Company.
      Termination. Certain material terms of the Shareholders Agreement will terminate when Fox Paine & Company ceases to hold at least 25% of our fully diluted outstanding common shares. All terms of the Shareholders Agreement, except terms with respect to tag-along and piggyback registration rights and indemnification, will terminate upon any completion of any transaction that results in Fox Paine & Company and the Ball family trusts owning in the aggregate less than a majority of the voting power of the entity surviving such transaction.
      The Ball family trusts’ piggyback registration rights survive until the earlier of September 5, 2023 or the date that they no longer hold any securities outstanding that are registrable under the Securities Act.

Management Agreement
      On September 5, 2003, as part of the acquisition of Wind River Investment Corporation, we entered into a management agreement with Fox Paine & Company and The AMC Group, L.P., an affiliate of the Ball family trusts (the “Management Agreement”). In the Management Agreement, we agreed to pay to Fox Paine & Company an initial management fee of $13.2 million for the year beginning on September 5, 2003, which was paid on September 5, 2003, and thereafter an annual management fee of $1.2 million subject to certain adjustments. We likewise agreed to pay to The AMC Group, L.P. an annual management fee of $0.3 million subject to certain adjustments. We believe these fees represent fair value for the services rendered to us by Fox Paine & Company and The AMC Group, L.P. In exchange for their management fees, Fox Paine & Company and The AMC Group, L.P. assist us and our affiliates with strategic planning, budgets and financial projections and assist us and our affiliates in identifying possible strategic acquisitions and in recruiting qualified management personnel. Fox Paine & Company and The AMC Group, L.P. also consult with us and our affiliates on various matters including tax planning, public relations strategies, economic and industry trends and executive compensation.
      Fox Paine & Company and The AMC Group, L.P. will continue to provide management services under this agreement until they no longer hold any equity investment in us or we agree with Fox Paine & Company and The AMC Group, L.P. to terminate this management relationship. In connection with this agreement, we agreed to indemnify Fox Paine & Company and The AMC Group, L.P. against various liabilities that may arise as a result of the management services they will provide us. We also agreed to reimburse Fox Paine & Company and The AMC Group, L.P. for expenses incurred in providing management services.
      Pursuant to the Management Agreement, on November 2, 2005, we paid (1) Fox Paine & Company a management fee of $1,426,681 and (2) The AMC Group, L.P. a management fee of $73,319, in each case for services that will be rendered for the one-year period starting September 6, 2005.

Investment with Fox Paine & Company
      We are a limited partner in Fox Paine Capital Fund II, L.P. and Fox Paine Capital Fund II International, L.P., investment funds managed by Fox Paine & Company. Our interest in these partnerships is valued, as of December 31, 2005, at $4.1 million, and we have a remaining capital commitment to these partnerships of approximately $3.9 million.
Certain Other Relationships and Related Transactions
      On January 24, 2005, we paid Fox Paine & Company $6.0 million in connection with services provided for the acquisition of Penn-America Group, Inc. and Penn Independent Corporation.
      In April 2005, Apex Insurance Agency, Inc. issued a note payable for $1.7 million, due in equal installments over 84 months, to repurchase ten shares of common stock it issued to the minority shareholder and to meet certain contracted compensation arrangements. As of September 30, 2005, PIC Holdings owns 100% of the outstanding common stock of Apex Insurance Agency, Inc.
      In October 2005, PIC Holdings accepted an offer from the minority shareholder of Stratus Insurance Services, Inc. to purchase the equity interest of PIC Holdings in Stratus Insurance Services, Inc. In December 2005, the minority shareholder issued a note for their obligation due in five annual installments, to purchase eighty shares of common stock held by PIC Holdings, Inc. The funds to be paid to PIC Holding are consistent with the formula outlined in the Shareholders Agreement dated December 22, 2003 (the product of 125% of the Net Retained Commissions and Fees recognized by Stratus in the calendar years 2005, 2006, 2007, 2008 and 2009 and .1055). Each payment is due to PIC Holdings within ninety days after the respective calendar year end). Until such time as the minority shareholders have met their obligations in full, 100 of the issued and outstanding common stock held by the minority shareholders have been pledged. In addition, Stratus and the minority shareholder have jointly provided a guaranty for the note.
      On October 15, 2004, DVUA Massachusetts, Inc. entered into a shareholders’ agreement with a minority shareholder issuing twenty shares. The minority shareholder owns 20.0% of the outstanding shares of DVUA Massachusetts, Inc. and PIC Holdings owns 80.0% of the outstanding common stock of DVUA Massachusetts Agency, Inc.
      Effective as of April 10, 2006, we entered into Amendment No. 1 to the Amended and Restated Shareholders Agreement with Fox Paine & Company and the Ball family trusts (the “Amendment”). The

Amendment reduced the requirement that our Board of Directors be comprised of no fewer than eleven to no fewer than seven directors. Additionally, the Amendment (i) reduced the number of directors Fox Paine & Company can nominate for election from six directors to five directors and (ii) terminated the right of the Ball family trusts to nominate one director for election.

Audit Committee Report
      The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005.
      The Audit Committee operates under a charter adopted by our Board of Directors on December 15, 2003 and amended on February 15, 2005. A copy of our Audit Committee Charter is available on the Company’s website at www.uai.ky.
      The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2005.
      The Audit Committee discussed with PricewaterhouseCoopers LLP, our independent auditor, the matters required to be discussed by Statement on Auditing Standard No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standard No. 90 (Audit Committee Communications), which include, among other items, matters related to the conduct of the audit of our financial statements.
      The Audit Committee received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from United America Indemnity, Ltd. and its related entities and has discussed with PricewaterhouseCoopers LLP their independence from United America Indemnity, Ltd.
      In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our financial statements to United States generally accepted accounting principles.
      Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee

John J. Hendrickson
Dr. Kenneth J. Singleton
Richard L. Duszak

Incorporation by Reference
      The information contained in this Proxy Statement under the headings “Compensation Committee Report on Executive Compensation,” “Performance Graph,” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the Securities and Exchange Commission, nor shall the information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in a filing.
Shareholder Proposals
      Under the Securities and Exchange Commission rules, certain shareholder proposals may be included in our proxy statement. Any shareholder desiring to have such a proposal included in our proxy statement for the Annual General Meeting to be held in 2007 must deliver a proposal that complies with Rule 14a-8 under the Exchange Act to our General Counsel c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands on or before December 11, 2006.
      Where a shareholder does not seek inclusion of a proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, the proposal must be received by our General Counsel c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands on or before February 24, 2007, or it will be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act and, therefore, the proxies will have the right to exercise discretionary authority with respect to such proposal.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based on our review of the copies of the reports that we have received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, we believe that all filings required to be made by the reporting persons for 2005 were made on a timely basis except for the following: Stephen A. Cozen was late in filing his Form 4 to report his purchase of our Class A common shares, John J. Hendrickson was late in filing his Form 4 to report SFRi, LLC’s purchase of our Class A common shares, Robert A. Lear was late in filing his Form 4 to report his receipt of options and Seth D. Freudberg was late in filing his Form 5 to report his gift of our Class A common shares to a charitable organization.
Other Matters
      Our management knows of no matters to be presented at the Annual General Meeting other than those set forth above and customary procedural matters. If any other matters should properly come before the meeting, however, the enclosed proxy confers discretionary authority with respect to these matters.
Householding
      Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you send a written request to our General Counsel c/o United America Indemnity, Ltd., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

*               *               *
      Upon request, we will furnish to record and beneficial owners of our Class A and Class B common shares, free of charge, a copy of our annual report on Form 10-K (including financial statements and schedules but without exhibits) for the fiscal year ended December 31, 2005. Copies of the exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to our General Counsel c/o United America Indemnity, Inc., Walker House, 87 Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands or e-mailed to info@uai.ky.
April 10, 2006

Appendix A
AMENDMENT NO. 3
UNITED AMERICA INDEMNITY, LTD.
SHARE INCENTIVE PLAN
      This AMENDMENT No. 3 (the “Amendment”) dated 31 March 2006 amends the terms and conditions of the United America Indemnity, Ltd. Share Incentive Plan dated 5 September 2003, as amended (the “Plan”).
      WHEREAS, the Directors of United America Indemnity, Ltd., an exempted company incorporated with limited liability under the law of the Cayman Islands, desire to effect the revisions to the Plan set forth herein effective the date hereof.
      NOW THEREFORE, the Plan is amended as follows:

1. As defined in Section 1 of the Plan, the “Plan” shall mean the United America Indemnity, Ltd. Share Incentive Plan.

2. The first sentence of the second paragraph of Section 3 of the Plan is hereby amended by deleting the word “cancelled” and inserting in its place the phrase “forfeited to the Company.”

3. The following shall be added to the various “Performance Criteria” listed in Appendix A of the Plan as a new subclause (xii):
      “achievement of certain targets with respect to the Company’s book value, assets or liabilities”

A-1

Appendix B
AMENDMENT NO. 1
2005 UNITED AMERICA INDEMNITY, LTD.
ANNUAL INCENTIVE AWARDS PROGRAM
      This AMENDMENT No. 1 (the “Amendment”) dated 31 March 2006 amends the terms and conditions of the United America Indemnity, Ltd. Annual Incentive Awards Program (the “Program”).
      WHEREAS, the Directors of United America Indemnity, Ltd., an exempted company incorporated with limited liability under the law of the Cayman Islands, desire to effect the revisions to the Program set forth herein effective the date hereof.
      NOW THEREFORE, the Program is amended as follows:

1. The following shall be added to the “Performance Criteria” listed in Appendix A of the Program as a new subclause (xiii):
      “achievement of certain targets with respect to the Company’s book value, assets or liabilities”

B-1

PROXY
UNITED AMERICA INDEMNITY, LTD.
This Proxy is solicited on behalf of the Board of Directors.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
     The undersigned, revoking all prior proxies, hereby appoints Joseph F. Morris and J. Nicole Pryor, and each and any of them, as the undersigned’s proxies, with full power of substitution, to vote all the Class A common shares and Class B common shares held of record by the undersigned, at the close of business on April 3, 2006, at the Annual General Meeting of Shareholders to be held on Thursday, May 25, 2006, at 9:00 a.m., local time, at the Burnaby Building, 16 Burnaby Street, Hamilton, Bermuda, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:
SEE REVERSE SIDE

*DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL*
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND EACH OF THE ITEMS INCLUDED IN PROPOSAL 5.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4 AND “FOR” EACH OF THE ITEMS INCLUDED IN PROPOSAL 5.
1.	Election of directors of United America Indemnity, Ltd.:

Nominees:
	FOR	AGAINST	ABSTAIN
Saul A. Fox	☐	☐	☐
Edward J. Noonan	☐	☐	☐
Troy W. Thacker	☐	☐	☐
John J. Hendrickson	☐	☐	☐
Dr. Kenneth J. Singleton	☐	☐	☐
Stephen A. Cozen	☐	☐	☐
Richard L. Duszak	☐	☐	☐
2.	To approve the Amendment to the Share Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To approve the Amendment to the Amended and Restated Annual Incentive Awards Program.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered accounting firm of United America Indemnity, Ltd. for 2006 and to authorize the board of directors of United America Indemnity, Ltd. acting by its Audit Committee to set the fees for the independent registered accounting firm.

FOR ☐ AGAINST ☐ ABSTAIN ☐
5.	A.	Wind River Insurance Company (Barbados) Ltd.
1.	Election of directors of Wind River Insurance Company (Barbados) Ltd.

Nominees:	FOR all nominees ☐	WITHHOLD AUTHORITY ☐
for all nominees
Troy W. Thacker David N. King Nicholas Crichlow Joseph F. Morris Alan Bossin Michael J. Tait Kevin L. Tate David R. Whiting Janita Burke Waldron (Alternate Director) Kaela Keen (Alternate Director)

☐ For all except vote withheld from the following nominee(s):

2.	To appoint PricewaterhouseCoopers, St. Michael, Barbados, as the independent auditor of Wind River Insurance Company (Barbados) Ltd. for 2006 and to authorize the board of directors of Wind River Insurance Company (Barbados) Ltd. to set the fees for the independent auditor.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To approve the amendment of the organizational documents of Wind River Insurance Company (Barbados) Ltd., change of jurisdiction of Wind River Insurance Company (Barbados) Ltd. to Bermuda and the amalgamation of Wind River Insurance Company (Barbados) Ltd. with Wind River Insurance Company, Ltd.

FOR ☐ AGAINST ☐ ABSTAIN ☐
B.	Wind River Insurance Company, Ltd.
1.	Election of directors of Wind River Insurance Company, Ltd.

Nominees:	FOR all nominees ☐	WITHHOLD AUTHORITY ☐
for all nominees
Alan Bossin Michael J. Tait Troy W. Thacker Kevin L. Tate Joseph F. Morris David R. Whiting Janita Burke Waldron (Alternate Director) Kaela Keen (Alternate Director)

☐ For all except vote withheld from the following nominee(s):

2.	To appoint PricewaterhouseCoopers, Hamilton, Bermuda, as the independent auditor of Wind River Insurance Company, Ltd. for 2006.

FOR ☐ AGAINST ☐ ABSTAIN ☐
C.	Wind River Services, Ltd.
1.	Election of directors of Wind River Services, Ltd.

Nominees:	FOR all nominees ☐	WITHHOLD AUTHORITY ☐
for all nominees
Troy W. Thacker Kevin L. Tate Alan Bossin Michael J. Tait Joseph F. Morris David R. Whiting Janita Burke Waldron (Alternate Director) Kaela Keen (Alternate Director)

☐ For all except vote withheld from the following nominee(s):

2.	To appoint PricewaterhouseCoopers, Hamilton, Bermuda, as the independent auditor of Wind River Services, Ltd. for 2006.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To waive a separate auditors’ report and financial statements with respect to Wind River Services, Ltd. for the year ended December 31, 2005.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
The signature on this proxy should correspond exactly with the shareholder’s name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should indicate their full title. Please sign, date and return this proxy in the enclosed postage paid envelope.

SIGNATURE(S)	DATE

* FOLD AND DETACH HERE *